Table of Contents                       Page

Franklin California Growth Fund            3

Franklin Global Utilities Fund             8

Franklin Small Cap Growth Fund            13

Franklin Global Health Care Fund          18

Franklin Strategic Income Fund            23

Franklin Institutional
Midcap Growth Fund                        28

Franklin Natural Resources Fund           32



To reduce the volume of mail shareholders receive and to reduce expenses, only one copy of most fund reports, such as the fund's annual and semi-annual reports, may be mailed to a household. Additional copies can be ob- tained, without charge, by calling Fund Informa- tion at 1-800/DIAL BEN
(1-800/342-5236).



                                                        December 15, 1995

Dear Shareholder:

We are pleased to bring you the fifth semi-annual report for the Franklin Strategic Series, which covers the six months ended October 31, 1995.

During the period, U.S. economic growth slowed, inflation remained under control, and the Federal Reserve Board (the Fed) seemed to have been successful in achieving its much sought-after "soft landing."

In November 1994, long-term bond yields started to fall, and in July 1995, the Fed lowered short-term interest rates for the first time in almost three years. Stock and bond markets responded positively to this news, and on October 31, 1995, the Dow Jones Industrial Average(R) stood at 4755.48, up 10% from its April 30, 1995 level. During the same period, the Standard & Poor's 500 Stock Index(R) advanced almost 13%, and long-term bond prices, in response to declining yields, rose 11.25%.*


*Source: Dow Jones Industrial Average; Standard & Poor's 500 Stock Index; Merrill Lynch Long-Term Bond Index. Indices are unmanaged and do not include reinvested dividends.

While the above mentioned performance statistics have pleased most investors, we know from experience that investment results differ depending on one's objectives and time horizon, and that past performance cannot predict future results. However, history has shown that over the long term, stocks and bonds have delivered impressive financial returns. That's why we encourage you to focus on your long-term investment goals. If you remain invested over the long term, you need not be unduly concerned with short-term market fluctuations. What's really important is time in the market -- not timing the market.

We also believe it is important to seek the guidance of an investment representative who can work with you in building and evaluating an investment plan tailored to your financial objectives. He or she can help you stay focused on your long-term goals when markets fluctuate and suggest ways to modify your investment portfolio as your lifestyle changes.

On the following pages, you will find detailed discussions about the seven funds in the Franklin Strategic Series. While each fund has a distinct investment objective, all of our managers are dedicated to providing shareholders with careful selection and constant professional supervision.

We welcome your questions, thank you for your support, and look forward to serving you in the future.

Sincerely,

Rupert H. Johnson, Jr.
President
Franklin Strategic Series



FRANKLIN CALIFORNIA GROWTH FUND

Your Fund's Objective:

The Franklin California Growth Fund seeks capital appreciation through a policy of investing at least 65% of its assets in the securities of companies either headquartered or conducting a majority of their operations in the state of California.

During the six months ended October 31, 1995, the Franklin California Growth Fund provided a total return of +26.42%, as shown in the Performance Summary on page 7. The fund posted a one-year total return of +45.31%, outperforming the Standard & Poor's 500 Stock Index(R) (S&P 500(R)) and Franklin California 250 Growth Index(R), which posted total returns of +26.44% and +38.94%, respectively, during the one-year period.1 We are also pleased to report that Lipper Analytical Services, Inc., ranked the Franklin California Growth Fund #3 out of 558 growth stock funds for the one-year period ended October 31, 1995.2


1. The S&P 500 is a broad market index, whereas the Franklin California 250 Growth Index is an equally-weighted index representing 250 of the largest corporations headquartered in California. An index does not contain cash (the fund generally carries a certain percentage of cash at any given time), nor include sales charges or management fees. The indices are unmanaged and include reinvested dividends. One cannot invest directly in an index, and past performance is not indicative of future results.

2. Lipper Analytical Services, Inc. is a nationally recognized mutual fund research organization. Lipper rankings do not include sales charges; past and present expense limitations increased the fund's total returns. Rankings may have been different if such charges had been considered. Past performance is not predictive of future results.

The fund was launched four years ago with the intention of taking advantage of what management believed to be unusual investment opportunities created by California's depressed economy. At that time, the state's unemployment figures were rising, real estate values were plummeting, and California was in the midst of its worst recession in 60 years. Fortunately, California's economy has bounced back fairly well. In fact, the state's exports grew 18.7%, to $45.7 billion during the first half of 1995, and this growth supported 136,000 trade-related jobs. Though job reduction occurred in aerospace/defense companies, it appears that the worst of the downsizing is over, and the state unemployment rate has declined from double-digit figures to the 6%-7% range as of October 31, 1995. Although about 300,000 people left the state between 1993 and 1994, its population remains over 32 million, and some estimate it will increase to more than 38 million within the next decade. In fact, with over 800,000 companies and its 1995 Gross State Product estimated at more than $880 billion (approximately 13% of the total U.S. Gross Domestic Product), California ranks as the 7th largest economy in the world.

New business development was one of the main factors behind California's improving economy. On October 31, 1995, more than 1,250 publicly traded companies were headquartered in California, with new firms going public almost every week. Typically, 20% to 25% of the "best" or "fastest-growing" companies in America, as determined by independent magazine studies conducted by Forbes, Individual Investor, and Business Week, are California companies. In our opinion, a host of successful high-tech companies are headquartered in Northern California, particularly the San Francisco Bay Area, because it is home to many venture capitalists, as well as Stanford and other Bay Area universities which foster a plethora of innovative ideas.

Another factor behind the growth of California's economy was a dramatic increase in international trade. For example, in 1994, the combined ports of Los Angeles and Long Beach surpassed New York for the first time, and became the country's leading ports of international trade.

On October 31, 1995, we were overweighted in technology stocks, relative to the S&P 500.


GRAPHIC MATERIAL 1 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Today, as we move from an "industrial-based" to an "information-based" economy, computers and communications products are revolutionizing the way we work and play, and we believe that a long-term growth trend is in place in this sector.

As you can see in the chart to the right, we were also heavily weighted in utilities and energy stocks. During the period, we increased our holdings in Atlantic Richfield, Chevron, Unocal, San Diego Gas & Electric, and Southern California Water because, in our estimation, they had high appreciation potential and limited downside risk due to their high dividend yields. We also participated selectively in the initial public offering market where we found strong investment opportunities such as ArcSys, Inc., Netscape Communications Corp., and Oakley, Inc., which were subsequently sold when we thought they became overvalued.

Looking forward, we believe that California, one of the nation's most economically diversified states, will continue to participate successfully in world trade, particularly with Asian and Latin American countries. In our opinion, a combination of creative spirit, first-rate research facilities, and access to capital bodes well for new business development within the state, and for the success of the fund. Of course, there are risks involved with investing in a non-diversified fund concentrating in securities associated with a single state, such as increased susceptibility to adverse economic or regulatory developments. The fund also invests a portion of its assets in small or relatively new or unseasoned companies, which involves the additional risks related to relatively small revenues, limited product lines and small market share. These and other risks are described in the prospectus.

We appreciate your participation in the Franklin California Growth Fund, welcome any suggestions you may have, and look forward to serving you in the years to come.

  Franklin California Growth Fund
  Top 10 Holdings on October 31, 1995
  Based on Total Net Assets

  Company,                        % of Total
  Industry                         Net Assets

  Silicon Graphics                 3.62%
  Electronic Technology

  Bay Networks                     2.52%
  Electronic Technology

  Intel Corp.                      2.28%
  Semiconductors/Equipment

  PacifiCare Health                1.92%
  Health Services

  Avery Dennison Corp.             1.83%
  Business Services

  Adaptec                          1.82%


  Semiconductors/Equipment

  Callaway Golf                    1.78%
  Leisure Time

  Atlantic Richfield               1.74%
  Energy/Minerals

  Foundation Health                1.73%
  Health Services

  Vons Companies                   1.73%
  Retail Trade



For a complete list of portfolio holdings, please see page 36 of this report.


Performance Summary

The Franklin California Growth Fund provided a total return of +26.42% for the six-month period ended October 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

Of course, we maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table below, the fund delivered a cumulative total return of more than 113.82% since inception on October 30, 1991.

The fund's share price, as measured by net asset value, increased from $14.03 on April 30, 1995, to $17.12 on October 31, 1995. During the reporting period, shareholders received distributions totaling 9.9 cents ($0.099) per share in dividend income and 43 cents ($0.43) per share in capital gains, of which 13 cents ($0.13) represented long-term gains and 30 cents ($0.30) represented short-term gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of portfolio securities.



Franklin California Growth Fund
Periods ended October 31, 1995

                                           Since
                     One-     Three-     Inception
                     Year      Year      (10/30/91)

Cumulative
Total Return1        45.31%   118.60%     113.82%
Average Annual
Total Return2        38.79%    27.82%      19.50%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.5% initial sales charge.

2. Average annual total return represents the average annual change in value of an investment over the specified periods and includes the maximum 4.5% initial sales charge.

All total return calculations assume reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver the fund's total return would have been lower. The waiver may be discontinued at any time, upon notice to the fund's Board of Trustees.

FRANKLIN GLOBAL UTILITIES FUND

Your Fund's Objective:

The Franklin Global Utilities Fund seeks to provide total return by investing in the equity and debt securities of utility companies located in the United States and around the world.

During the six-month period ended October 31, 1995, both U.S. and foreign interest rates eased substantially. For example, the yield on the benchmark 30-year U.S. Treasury fell from 7.34% on April 30, 1995, to 6.34% on October 31, 1995.* Generally, falling interest rates tend to boost the stock prices of utility companies, and the latest drop in domestic and international interest rates had a favorable effect on the fund's holdings. As illustrated in the Performance Summary on page 12, the Franklin Global Utilities Fund Class I shares produced an impressive total return of +11.09% for the six months ended October 31, 1995.


*Source: Micropal, November 20, 1995.

United States

In late 1994 and at the start of 1995, prospects for slower domestic economic growth and stable interest rates favored the traditionally defensive U.S. utility sector, and we increased the fund's holdings in U.S. electric and telephone utility stocks at that time. Subsequently, these sectors performed strongly. In fact, the unmanaged S&P Electric Utility Index and the S&P Telephone Utility Index were up more than 15% and 22%, respectively, for the six months ending October 31, 1995.

During the reporting period, we sought to purchase companies with strong growth prospects, good competitive positioning and entrepreneurial management. Recent purchases include Southwestern Bell, Bellsouth, Ameritech and New England Electric Co.

Continental Europe/United Kingdom

Although European stock markets produced mixed results during the reporting period, several of the fund's holdings in Europe performed well over this time. We took gains in Endesa, Spain's largest electric utility company, whose stock recovered after political uncertainties eased and inflation subsided. We also took gains in VEBA, a German electric utility, after strong performance of the company's diversified businesses moved the stock price up significantly. Another area of strength was Finland, where Espoon Sahko, an electric utility, was one of the fund's strongest performers for the period. Even though utilities in the United Kingdom posted flat returns due to regulatory and political uncertainties, we believe this market's attractively priced stocks have excellent potential.

Latin America

Latin American utility stocks remained volatile as aftershocks from the Mexican currency crisis were felt throughout the region. We feel that some Latin American stocks offer attractive valuations, and will continue to be highly selective there, investing only in stocks that offer potential for above-average growth and attractive risk/ reward characteristics.

Asia

While several Asian markets performed poorly over the six-month period, our holdings in Hong Kong provided the fund with strong returns. Taking advantage of this strength, we sold shares of Hong Kong & China Gas Co., Ltd, and initiated a position in KEPCO, South Korea's national electric utility, as weakness in that market created an attractive buying opportunity.


GRAPHIC MATERIAL 2 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Looking forward, we are optimistic about the growth prospects for global utility stocks despite their impressive gains during the past six months. Although competition is slowly entering the market, high-quality utilities with aggressive, entrepreneurial management are continuing to expand operations and post strong earnings growth, and we still believe that there are attractive investment opportunities in the U.S. Outside the U.S., the ongoing privatization of utilities in many countries should continue to present additional investment opportunities with the potential for high growth and excellent total returns.

In our opinion, global utilities provide services that are an essential part of peoples' lives and we will continue to emphasize our long-term objective of maximizing total return through investing in a portfolio of utility stocks from around the globe. There are, of course, special risks involved with investing globally in a non-diversified fund concentrating its investments in a single industry. These risks, which include currency fluctuations and increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the fund's prospectus.

  Franklin Global Utilities Fund
  Top 10 Holdings on October 31, 1995
  Based on Total Net Assets

  Company,                                                  % of Total
  Industry, Country                                           Net Assets

  Southern Co.                                                   4.05%
  Utilities - Electrical & Gas, United States

  Enron Corp.                                                    3.56%
  Utilities - Electrical & Gas, United States

  TECO Energy, Inc.                                              3.54%
  Utilities - Electrical & Gas, United States

  CINergy Corp.                                                  3.47%
  Utilities - Electrical & Gas, United States

Hong Kong Electric Holdings, Ltd                                 3.27%

  Utilities - Electrical & Gas, Hong Kong

  AT&T Corp.                                                     3.09%
  Telecommunications, United States

  Panhandle Eastern Corp.                                        2.75%
  Utilities - Electrical & Gas, United States

  PacifiCorp                                                     2.72%
  Utilities - Electrical & Gas, United States

  AES Corp.                                                      2.67%
  Utilities - Electrical & Gas, United States

  National Fuel Gas                                              2.64%
  Utilities - Electrical & Gas, United States



For a complete list of portfolio holdings, please see page 40 of this report.

Performance Summary

Class I Shares
The Franklin Global Utilities Fund's Class I shares provided a total return of +11.09% for the six-month period ended October 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

Of course, we maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 12, the fund's Class I shares delivered a cumulative total return of more than 50% since its inception on July 2, 1992.

As measured by net asset value, the price of the fund's Class I shares increased from $12.23 on April 30, 1995 to $13.24 on October 31, 1995.

During the reporting period, Class I shareholders received distributions totaling 32.6 cents ($0.326) per share, including 18.9 cents ($0.189) in dividend income, 4.3 cents ($0.043) in short-term capital gains and 9.4 cents ($0.094) in long-term capital gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.

Class II Shares

The Franklin Global Utilities Fund's Class II shares provided a total return of +11.16% for the six-month period ended October 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The price of the fund's Class II shares, as measured by net asset value, increased from $12.18 on May 1, 1995 (the date the fund began offering these shares), to $13.20 on October 31, 1995.

Over the six-month period, Class II shareholders received distributions totaling 32 cents ($0.32) per share, including 18.3 cents ($0.183) in dividend income,
4.3 cents ($0.043) in short-term capital gains and 9.4 cents ($0.094) in long-term capital gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.

Franklin Global Utilities Fund
Periods ended October 31, 1995

                                                            Since       Since
                                                          Inception   Inception
                                    One-Year  Three-Year  (07/02/92)  (05/01/95)

Cumulative Total Return1
 Class I Shares                      12.29%     48.69%      50.33%        --
 Class II Shares                        --         --          --      11.16%
Average Annual Total Return2
 Class I Shares                       7.24%     12.39%      11.46%        --
Aggregate Total Return3
 Class II Shares                        --         --          --       9.09%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.5% initial sales charge for Class I shares, or the 1.0% initial sales charge and 1.0% contingent deferred sales charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods and includes the maximum 4.5% initial sales charge for Class I shares. See note below.

3. Aggregate total return represents the change in value of an investment over the periods indicated and reflects the deduction of the 1.0% initial sales charge and 1.0% CDSC for Class II Shares, applicable to shares redeemed within the first 18 months of investment. Since Class II Shares have been in existence for less than one year, average annual total returns are not provided. See note below.

Note: All total return calculations assume reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.


FRANKLIN SMALL CAP GROWTH FUND

Your Fund's Objective:

The Franklin Small Cap Growth Fund seeks long-term capital growth by investing in equity securities of small-capitalization companies -- those with a market capitalization of less than $1 billion at the time of investment.

Moderate U.S. economic growth coupled with stable interest rates and low inflation proved to be favorable for the stock market during the six months ended October 31, 1995. In fact, almost every major index reached record levels during this time. Within this environment, the fund's Class I shares delivered an impressive total return of +18.83%, as shown in the Performance Summary on page 16. In the chart to the right, you can also see that the fund outperformed the Standard & Poor's 500 Stock Index(R) (S&P 500(R)) and Russell 2500 Index(R). These unmanaged indices posted total returns of +14.46% and +13.62%, respectively, for the period. It is important to remember that an index does not contain cash (the fund generally carries a certain percentage of cash at any given time) or include sales charges or management fees, but does include reinvested dividends. Of course, one cannot invest directly in an index, and past performance is not indicative of future results.


GRAPHIC MATERIAL 3 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

In our search for small capitalization companies that were well-positioned for rapid growth of revenues, earnings, or cash flow, we focused on those companies with a competitive advantage, such as a proprietary product or unique marketing niche. Because we found many of them in the technology sector, where new product developments and increases in capital spending have generated tremendous revenue and profit growth, our investment in this sector was a major factor in the fund's success. However, as you can see in the chart to the right, the fund remained diversified among a broad range of industries at the end of the reporting period, and also had substantial holdings in financials, transportation, health services, and energy.

Many technology stocks fell significantly from their highs during the last few weeks of the period due to a very volatile stock market. Considering the selloff to be a good time to buy shares of high-quality companies, we added to our positions in Advanced Semiconductor Materials, a provider of production solutions for semiconductor manufacturing, and Bay Networks, a supplier of networking products and services. We also initiated positions in Risk Capital Holdings, a reinsurance company that we feel has excellent growth opportunities due to its dynamic approach to the business, and Callaway Golf, a rapidly growing manufacturer of golf equipment that has a clearly identifiable market niche and an innovative product. Of course, there are risks involved in investing in a fund seeking long-term growth from small or relatively new or unseasoned companies. These risks, which include relatively small revenues, limited product lines and small market share, are further discussed in the fund's prospectus.


GRAPHIC MATERIAL 4 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Looking forward, we believe that the economy should continue to grow, with inflation remaining under control. In our opinion, such an economic climate is conducive to the development and prosperity of smaller companies, and we remain confident that our value-oriented approach to growth stock investing should position the fund to perform well in the future.

We thank you for your participation in the Franklin Small Cap Growth Fund and look forward to serving your investment needs in the years to come.

  Franklin Small Cap Growth Fund
  Top 10 Holdings on October 31, 1995
  Based on Total Net Assets

  Company,                                % of Total
  Industry                                Net Assets

  Bay Networks                               2.53%
  Electronic Technology

  Advanced Semiconductor Materials           2.51%
  Semiconductors

  Sierra Health Services                     2.19%
  Health Services

  Risk Capital Holdings                      1.87%
  Financials

  ECI Telecom                                1.74%
  Electronic Technology

  Lattice Semiconductor                      1.60%
  Semiconductors
  Adaptec, Inc.                              1.59%
  Semiconductors

  Tommy Hilfinger Corp.                      1.57%
  Textiles/Apparel

  Landstar System, Inc.                      1.55%
  Transportation

  Callaway Golf                              1.54%
  Consumer Durables



For a complete list of portfolio holdings, please see page 46 of this report.

Performance Summary

The Franklin Small Cap Growth Fund's Class I shares provided a total return of +18.83% for the six-month period ended October 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges.

Of course, we maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 17, the fund's Class I shares delivered a cumulative total return of more than 101.27% since the fund's inception on February 14, 1992.

As measured by net asset value, the price of the fund's Class I shares increased from $14.90 on April 30, 1995, to $17.24 on October 31, 1995.

During the reporting period, shareholders received distributions totaling 1.4 cents ($0.014) per share in dividend income and 41.2 cents ($0.412) per share in short-term capital gains.

As measured by net asset value, the price of the fund's Class II shares decreased from $17.69 on October 2, 1995 (the date the fund began offering these shares), to $17.22 on October 31, 1995. Class II shareholders received no distributions during the reporting period because Class II shares were not in existence when fund distributions were paid.

Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of portfolio securities.

Franklin Small Cap Growth Fund
Periods ended October 31, 1995


                                                                Since
                                                              Inception
                                          One-Year Three-Year (2/14/92)


        Cumulative Total Return1
         Class I Shares                    34.31%  104.96%  101.27%

        Average Annual Total Return2
         Class I Shares                    28.29%   25.09%   19.23%



1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.5% initial sales charge for Class I shares.

2. Average annual total return represents the average annual change in value of an investment over the specified periods and includes the maximum 4.5% initial sales charge for Class I shares.

Since Class II shares have been in existence for less than one month, total returns are not provided. Class I and Class II shares have different fees, expenses, and performances. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past expense reductions by the fund's manager increased the fund's total return. Past performance is not predictive of future results.


FRANKLIN GLOBAL HEALTH CARE FUND

Your Fund's Objective:

The Franklin Global Health Care Fund seeks capital appreciation by investing primarily in the equity securities of health care companies located throughout the world.

The health care industry performed well during the six-month reporting period as investors focused on the strong fundamentals and value these stocks offer, rather than on the uncertainty caused by a failed attempt to reform the U.S. health care system in 1994. The Franklin Global Health Care Fund thrived within this environment and, as you can see in the Performance Summary on page 22, delivered an impressive total return of +29.17% for the six-month period.

Rising from the ashes of the proposed National Health Care Reform Act of 1994, managed care companies (HMOs) have emerged as leaders in market-driven health care reform. We maintained a large weighting in HMOs, believing that employers will continue to seek lower-cost options for providing their employees with health care benefits. Privatization of government-sponsored health care programs such as Medicare and Medicaid may also augment HMO enrollment growth. Recognizing that this sector has been extremely volatile due to profit margin concerns, we have focused our investments in companies with accelerating enrollment growth and, in our opinion, excellent cost control. One such company is PacifiCare Health Systems, Inc., an HMO provider in California, Texas, and Florida.


GRAPHIC MATERIAL 5 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Large pharmaceutical companies, which represented the fund's most significant exposure at the beginning of the reporting period, performed well as investors' interest shifted to more defensive issues, which tend to be less susceptible to changes in the business cycle. Dramatic price increases prompted us to sell portions of our two largest positions, Swiss pharmaceutical manufacturers Roche Holdings and Pfizer, Inc. This reduced our overall weighting in this sector from 18.9% of total net assets on April 30, 1995 to 14.6% on October 31, 1995. By the end of the period, specialty pharmaceuticals (companies specializing in specific products or treatments) represented the fund's largest sector, at 19.0%. We find this area particularly attractive because many of these companies are introducing innovative products and have the potential for strong earnings growth. Specific examples include Noven Pharmaceuticals, Inc., a company specializing in transdermal drug delivery products, and Penederm, Inc., a manufacturer of topical agents used to treat skin disorders.

FRANKLIN GLOBAL HEALTH CARE FUND
Top 10 Holdings on October 31, 1995
Based on Total Net Assets

Company,                                     % of Total
Industry, Country                            Net Assets

Penederm, Inc                                     4.18%
Specialty Pharmaceuticals
United States

Noven Pharmaceuticals, Inc.                       3.75%
Specialty Pharmaceuticals
United States

PacifiCare Health Systems, Inc.                   3.24%
Health Maintenance Organizations,
United States

Serologicals Corp.                                2.94%
Biotechnology, United States

Merck KGAA                                        2.79%
Pharmaceuticals, Germany

Pediatrix Medical Group                           2.41%
Physician Practice Management
United States

United Healthcare Group                           2.36%
Health Maintenance Organizations,
United States

Ethical Holdings PLC                              2.00%
Specialty Pharmaceuticals
United Kingdom

Ciba-Geigy Ltd.                                   1.93%
Pharmaceuticals, Switzerland

Medisense, Inc.                                   1.90%
Medical Technology & Supplies,
United States

For a complete listing of portfolio holdings, please see page 49 of this report.

Anticipating investor fears that Medicare reform would include drastic funding cuts for oxygen equipment and rehabilitation therapy, we also reduced our exposure to home-health and long-term care companies. This action helped the fund's performance because these sectors did, in fact, perform poorly.


GRAPHIC MATERIAL 6 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

By the end of the reporting period, as you can see from the chart above, 68.3% of the fund's total net assets were invested in the U.S. because superior technological advancements have created a great deal of opportunity in the U.S. health care industry. We held 19.7% of our net assets in cash because we believed that the pharmaceutical and biotechnology sectors seemed to be approaching fully valued levels. This cash position should enable us to participate in future initial public offerings at attractive prices.

Looking forward, we are optimistic about the prospects for the health care industry and will continue our efforts to provide shareholders with exposure to today's fastest growing health care companies by discovering global health care investment opportunities in a timely and disciplined fashion. Recent U.S. Congressional budget proposals include provisions that could result in the migration of Medicare and Medicaid beneficiaries into specially designed HMO plans with broadened benefit packages and lower out-of-pocket expenses. Once these proposals are resolved, we expect a relatively "quiet" 1996 in terms of health care reimbursement changes from state and federal governments. This should return investor focus to company fundamentals and could present attractive investment opportu-nities in sectors such as nursing homes and home health, which have suffered in 1995. In our opinion, managed-care companies will continue to lead market-driven reform in the health care industry, and we will attempt to focus our investments on those companies that should succeed under such a framework.

There are, of course, special risks involved with investing globally in a non-diversified fund concentrating its investments in a single industry. These risks, which include currency fluctuations, market volatility, and increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the fund's prospectus.

We welcome your comments and suggestions and look forward to serving your investment needs in the years to come.

Performance Summary

The Franklin Global Health Care Fund provided a total return of +29.17% for the six-month period ended October 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains at net asset value, and does not include the fund's maximum initial sales charge.

Of course, we maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table to the right, the fund delivered a cumulative total return of more than 64% since the fund's inception on February 14, 1992.

The fund's share price, as measured by net asset value, increased from $11.45 on April 30, 1995 to $14.69 on October 31, 1995. During the reporting period, shareholders received distributions totaling 8.2 cents ($0.082) per share in dividend income. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund.




Franklin Global Health Care Fund
Periods ended October 31, 1995

                                  Since
                  One-  Three-  Inception
                  Year   Year   (02/14/92)

Cumulative
Total Return1    30.17%  78.08%    64.25%
Average Annual
Total Return2    24.29%  19.37%    12.89%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.5% initial sales charge.

2. Average annual total return represents the average annual change in value of an investment over the specified periods and includes the maximum 4.5% initial sales charge.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver the fund's total return would have been lower. The waiver may be discontinued at any time, upon notice to the fund's Board of Trustees.

FRANKLIN STRATEGIC INCOME FUND

Your Fund's Objective:

The Franklin Strategic Income Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The fund uses an active asset allocation process and invests in securities of foreign governments, U.S. and foreign high yield fixed-income securities, asset-backed securities, and preferred stocks, common stocks that pay dividends, and income producing securities convertible into common stocks of such companies.*

*The fund may invest up to 100% of its assets in foreign securities, which may involve political uncertainty and currency risks. Investing in developing markets involves special considerations, which may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. High yields reflect the higher credit risk associated with certain lower rated securities in the fund's portfolio and, in some cases, the lower market prices for these instruments.

During the six months under review, moderate economic growth, low inflation, declining interest rates and good corporate earnings contributed to a favorable climate for global fixed-income markets. We are pleased to report that within this environment, the Franklin Strategic Income Fund provided a six-month cumulative total return of +8.03 %.

As you can see in the chart on page 24, the fund's assets were diversified across seven sectors on October 31, 1995. The portfolio was heavily weighted in high-yield U.S. corporate bonds (26.0% of total net assets) and convertible securities (12.2% of total net assets), which performed well due to falling interest rates and strong equity markets.

During the reporting period we continued our search for values in foreign fixed-income markets and increased our weightings in securities issued by developed countries whose bond markets we expected to benefit from falling interest rates. For example, the German economy was adversely affected by a strong Deutsche mark and lower profit margins on foreign trade. At the same time, the strength of the currency alleviated pressure on wholesale prices, which helped keep inflation low. In response, the Bundesbank eased monetary policy in August, and our German bond holdings appreciated significantly.

We also concentrated on the securities of "dollar bloc" countries such as Canada, Australia and New Zealand, whose economies tend to move in the same direction as the U.S. economy. Interest rates had risen appreciably in these countries when economic growth had been strong. So when growth slowed, interest rates had further to fall and the value of our Canadian, Australian and New Zealand holdings rose correspondingly.

The devaluation of the Mexican peso in December 1994, and the resulting volatility experienced by emerging markets throughout the world, allowed us to discover bargains in these countries, and our emerging-market bond holdings increased from 7.9% of total net assets on April 30, 1995 to 11.5% at the end of the period. Some of the fund's largest emerging-market holdings are investments in Thailand and Brazil. Thailand Bank Notes with investment grade ratings offered relatively higher yields than other investment grade bonds, and our emphasis on high-yielding Brazilian government bonds reflects our confidence in the economic and political outlook for the country.


GRAPHIC MATERIALS 7 AND 8 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Shareholders should remember, of course, that investing in foreign markets involves special considerations, which may include risks related to market and currency volatility and adverse social, economic and political developments. Emerging markets involve heightened exposure to the same risks, in addition to the relatively small size and lesser liquidity of these markets. However, it should be noted that while short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong stock market has increased 695% in the last 15 years, but has suffered six declines of more than 20% during that time.**


**Source: Bloomberg. Based on quarterly percentage change over 15 years ended September 30, 1995.

In our opinion, 1995's moderate growth and stable inflationary environment should persist into 1996. Monthly indicators of U.S. inflation show that price pressures appear to be well contained, and the Federal Reserve Board may therefore have reason to lower short-term interest rates again. Although prices are increasing moderately in other industrialized countries, this upward movement has been subdued compared with past business cycles. We believe that this bodes well for global fixed-income investors and are confident that the fund will continue to deliver competitive returns, providing shareholders with a high level of current income and long-term capital appreciation.

Performance Summary

The Franklin Strategic Income Fund's share price, as measured by net asset value, rose to $10.58 on October 31, 1995, from $10.18 on April 30, 1995.

Your fund provided income distributions totaling 40.2 cents ($0.402) per share during the six-month reporting period. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not indicative of future trends.

Your fund's distribution rate was 7.28% at the end of the six-month reporting period, based on an annualization of the current monthly dividend of 6.7 cents ($0.067) per share and the maximum offering price of $11.05 on October 31, 1995.

Your fund produced a six-month total return of +8.03% and a one-year total return of +14.74% for the periods ended October 31, 1995. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the initial sales charge. Past performance is not predictive of future results.

As always, we emphasize a long-term investment approach and encourage our shareholders to do the same. While the fund may experience volatility from time to time, we believe its performance should be rewarding over the long term.

Franklin Strategic Income Fund
Periods ended October 31, 1995

                                                                Since
                                                              Inception
                                                  One-Year   (06/01/94)

        Cumulative Total Return1                    14.74%    17.69%
        Average Annual Total Return2                 9.88%     8.81%
        Distribution Rate3                   7.28%
        30-Day Standardized Yield4           7.47%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge.

2. Average annual total return represents the average annual change in value of an investment over the specified periods, and reflects the maximum 4.25% initial sales charge.

3. Based on an annualization of the fund's current 6.7 cent per share monthly dividend and the maximum offering price of $11.05 on October 31, 1995.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1995.

All total return calculations assume reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.

The fund's manager has agreed to waive a portion of management fees and assume responsibility for certain other expenses, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. If the manager had not taken this action, the fund's distribution rate and total return would have been lower, and yield for the period would have been 6.51%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

FRANKLIN INSTITUTIONAL MIDCAP GROWTH FUND

Fund Objective:

The Franklin Institutional MidCap Growth Fund seeks total return (capital growth plus income) exceeding the total return of the aggregate U.S. medium-capitalization stocks, as measured by the Standard & Poor's MidCap 400 Index(R). The fund invests in the common stocks of companies selected by a structured quantitative investment strategy. Shares of the fund are available only to institutional accounts.

Over the six-month period, both stocks and bonds enjoyed a very favorable interest rate environment, as the long-term government bond yield fell from approximately 7.5% at the end of April, to roughly 6.3% at the end of October. Inflationary fears have certainly not faded, but they have eased for the time being. Not surprisingly, the utility and financial sectors were among the beneficiaries of this environment, and technology stocks were also strong.

Overall, large cap stocks continued to outpace the small caps during the reporting period. The Standard & Poor's 500 Stock Index (S&P 500(R)), a proxy for large capitalization stocks, produced a strong return of +15.51%, and the Russell 2000, a proxy for small capitalization stocks, produced a solid, but lower return of +12.24%. As is typical, the S&P MidCap 400 Index(R), representing medium capitalization issues, finished in the middle with a six-month return of +13.83%. The Franklin Institutional MidCap Growth Fund, through active management, fared better than the unmanaged S&P MidCap 400, returning +15.79% over the same period.1 Past performance is not indicative of future results.


1. Index total returns include reinvested dividends. One cannot invest directly in an index.

The fund follows a disciplined approach to finding capital growth possibilities, which may include favorably ranked companies that fit the medium capitalization profile, but are not included in the S&P MidCap 400. At the end of October, 26.0% of the portfolio was invested in stocks that were not included in the S&P MidCap 400, which was slightly lower than the 28.7% figure at the end of April. While maintaining the fund's diversification, the number of positions held in the portfolio fell slightly, from 187 stocks at the end of April, to 166 at the end of October.

The fund's top ten holdings are illustrated in the table to the right. These positions accounted for approximately 15% of the fund's total net assets. At the close of the period, the fund's long-term earnings growth rate was 14.4%, while the benchmark's was slightly higher, at about 14.8%.2 In contrast, the growth rate for the S&P 500 Index(R), more representative of the growth and income objective, is an estimated 12.2%.2

 Franklin Institutional MidCap Growth Fund
  Top 10 Holdings on October 31, 1995
  Based on Total Net Assets

                                        % of Total
  Company                               Net Assets

  Dell Computer                         1.83%

  IBP, Inc.                             1.63%

  Office Depot, Inc.                    1.60%

  AFLAC, Inc.                           1.54%

  Pinnacle Western Corp.                1.45%

  McKesson Corp.                        1.37%

  Illinova                              1.33%

  Teradyne                              1.31%

  Mirage Resorts                        1.29%

  IMC Global                            1.27%



For a complete list of holdings, please refer to page 58 of this report.

2. Source: Templeton Quantitative Advisors, Inc., using Institutional Brokers Estimate System (I/B/E/S) data.

The short-term outlook for the U.S. equity market remains positive. Through risk premium analysis based on consensus earnings and growth estimates, we believe the market as a whole was undervalued by about 10% versus long-term bonds at the close of this fiscal period. Favorable valuations may indicate that investors are demanding a premium to hedge against the potential reversal of bond yields to the 7% range.

We believe the long-term investor should continue to focus on earnings growth, which has been quite strong for the stocks in the S&P MidCap 400. Since April 30, 1995, the 12-month trailing earnings for these securities rose 13.0%. The Franklin Institutional MidCap Growth Fund should continue to present potential for solid earnings growth and help shareholders who seek growth investments.



GRAPHIC MATERIAL 11 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Performance Summary

The Franklin Institutional MidCap Growth Fund posted a total return of +18.44% for the six-month period ended October 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions.

The fund's share price, as measured by net asset value, increased $1.87 per share, from $10.81 on April 30, 1995 to $12.68 on October 31, 1995. During the reporting period, shareholders received distributions totaling 11.0 cents ($0.110) per share in income dividends. Distributions will vary depending on income earned by the fund, as well as any capital gains realized from the sale of individual holdings in the portfolio. Past performance is not indicative of future results.

Franklin Institutional MidCap Growth Fund

Performance Results
Period ending October 31, 1995

                                     Since
                                   Inception
                       1-Year      (8/17/93)

Cumulative
Total Return3          26.81%        32.47%
Average Annual
Total Return4          26.81%        13.52%

3. Cumulative total returns show the change in value of an investment over the periods indicated. See note below.

4. Average annual total returns represent the average annual change in value of an investment over the periods indicated. See note below.

Note: All total returns assume initial purchase and reinvestment of dividends and capital gains at net asset value. Investment return and principal value fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee future results.

The fund's manager has agreed in advance to waive its management fees and made payments for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions, the fund's total return would have been lower. The fee waiver may be discontinued at any time, upon notice to the fund's Board of Trustees.

FRANKLIN NATURAL RESOURCES FUND

Your Fund's Objective:
The Franklin Natural Resources Fund seeks long-term capital appreciation by investing at least 65% of its total assets in securities of companies that own, produce, refine, process or market natural resources, as well as those that provide support services for natural resources companies.

We are pleased to bring you the first semi-annual report for the Franklin Natural Resources Fund, which covers the period from the fund's inception on June 5, 1995, through October 31, 1995. During this time, concerns over increased supplies in oil, steel, and base metals, plus fears of a slowing world economy, triggered erosion in the stock prices of companies in these sectors. Within this environment, the fund produced a total return of -1.10%, as shown in the Performance Summary on page 35.

As you know, the fund's strategy is designed to take advantage of the growing worldwide demand for natural resources. With approximately half the world's population on a path of rapid economic growth and industrialization, many experts anticipate significantly increased demand over the long term. Historically, economic expansion has led to growth in industries such as construction and manufacturing, which are fueled by natural resources. Such expansion could present tremendous opportunities for natural resources companies and for investors who purchase their securities.

As you can see in the chart on page 33, on October 31, 1995, U.S. securities represented 64.0% of the fund's total net assets, foreign securities accounted for 29.4%, and the remaining 6.6% was in cash and cash equivalents. Our holdings included eight industry sectors as we sought to maximize total returns while minimizing the risks of investing in any particular sector.

Recognizing that commodities trade on economic cycles, we focused on companies whose market dominance, lower-cost production and skilled management gave them the ability to maximize profitability throughout such cycles. One of our most promising positions is Nucor, a leading low-cost mini-mill operator in the carbon steel industry. With the most diversified line of products and one of the most innovative and talented management teams in its field, we believe that Nucor is significantly undervalued at current levels.


GRAPHIC MATERIAL 9 AND 10 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Repsol is another top holding we feel offers strong upside potential. Based in Spain, Repsol is a leading integrated oil company in that country's natural gas distribution network, and in our opinion, should continue to benefit from its regional and global exploration efforts.

Looking ahead, we are optimistic about the long-term opportunities in natural resources, particularly the energy, chemical, and mining sectors. We believe that the consumption of natural resources will grow, especially in emerging-market economies, and we will continue to search for companies with a discernible niche, strong management, and consistent earnings. As you know, the rewards the fund may offer also involve the special risks of investing in a non-diversified, sector fund, as well as the currency volatility and political, economic or regulatory uncertainty associated with foreign investing. These and other risk considerations are discussed in the prospectus.

Thank you for investing in the Franklin Natural Resources Fund. We appreciate your support and will update you about our progress in the fund's April 30, 1996 annual report.


  Franklin Natural Resources Fund
  Top 10 Holdings on October 31, 1995
  Based on Total Net Assets

  Company,                    % of Total
  Industry                    Net Assets

  Repsol S.A., ADR                 3.58%
  Energy

  Nucor Corporation                3.36%
  Steel

  Total, ADR                       3.19%
  Energy

  Avery Dennison Corp.             3.00%
  Chemical

  Worthington Industries           2.65%
  Steel

  Phillips Petroleum               2.61%
  Energy
  Noble Affiliates                 2.56%
  Energy

  Praxair, Inc.                    2.34%
  Chemical

  Lubrizol Corporation             2.33%
  Chemical

  Newmont Mining                   2.32%
  Gold & Precious Metals



For a complete list of portfolio holdings, please see page 65 of this report.




Performance Summary

The Franklin Natural Resources Fund provided a total return of -1.10% for the period from its inception on June 5, 1995, through October 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the fund's initial sales charge. Of course, we maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner.

The fund's share price, as measured by net asset value, decreased from $10.00 on June 5, 1995 to $9.89 on October 31, 1995. During the reporting period, shareholders did not receive any dividend or capital gains distributions. Past performance is not predictive of future results.


Franklin Natural Resources Fund
Period ended October 31, 1995

                                 Since
                               Inception
                               (6/5/95)

Cumulative Total Return1        -1.10%
Aggregate Total Return2         -5.54%


1. Cumulative total return measures the change in value of an investment over the period indicated and does not include the maximum 4.5% initial sales charge.

2. Aggregate total return represents the change in value of an investment over the period indicated and reflects the deduction of the maximum 4.5% initial sales charge. Since the fund has been in existence for less than one year, average annual total returns are not provided.

All total return calculations assume reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver the fund's total return would have been lower. The waiver may be discontinued at any time, upon notice to the fund's Board of Trustees.



FRANKLIN STRATEGIC SERIES

Statement of Investments in Securities and Net Assets, October 31, 1995 (unaudited)


                                                                                                        Value
   Shares       Franklin California Growth Fund                                                       (Note 1)
                Common Stocks  85.7%

                Business Services  3.5%
     15,000     Avery-Dennison Corp. ............................................................     $  671,250
     16,500    aRobert Half International, Inc. .................................................        602,250
                                                                                                      -----------
                                                                                                       1,273,500
                                                                                                      -----------
                Consumer Services  2.7%
      3,700     Disney (Walt) Co. ...............................................................        213,212
     17,000     McClatchy Newspapers, Inc., Series A ............................................        335,750
      5,000     United Television, Inc. .........................................................        426,250
                                                                                                      -----------
                                                                                                         975,212
                                                                                                      -----------
                Electronic Technology  16.0%
      3,600    a3Com Corp. ......................................................................        169,200
     14,000    aBay Networks, Inc. ..............................................................        927,500
      8,000    aCisco Systems, Inc. .............................................................        620,000
      5,000    aComputer Sciences Corp. .........................................................        334,375
     25,000    aConner Peripherals, Inc. ........................................................        450,000
     20,000     Logicon, Inc. ...................................................................        457,500
     15,000    aNovell, Inc. ....................................................................        247,500
     13,000    aRead-Rite Corp. .................................................................        453,375
     11,800    aSeagate Technology, Inc. ........................................................        528,050
     40,000    aSilicon Graphics, Inc. ..........................................................      1,330,000
     13,000    aVeriFone, Inc. ..................................................................        351,000
                                                                                                      -----------
                                                                                                       5,868,500
                                                                                                      -----------
                Energy/Minerals  7.0%
      6,000     Atlantic Richfield Co. (ARCO) ...................................................        640,500
     10,000     Chevron Corp. ...................................................................        467,500
     25,000     Ultramar Corp. ..................................................................        609,375
     20,000     Unocal Corp. ....................................................................        525,000
      7,500    aWestern Atlas, Inc. .............................................................        329,063
                                                                                                      -----------
                                                                                                       2,571,438
                                                                                                      -----------
                Finance  2.4%
     20,600    aSilicon Valley Bancshares .......................................................        396,550
     10,000     The PMI Group, Inc. .............................................................        480,000
                                                                                                      -----------
                                                                                                         876,550
                                                                                                      -----------
                Health Services  4.9%
     15,000    aAccess Health, Inc. .............................................................        466,875
     15,000    aFoundation Health Corp. .........................................................        635,625
     10,000    aPacifiCare Health Systems, Class A ..............................................        705,000
                                                                                                      -----------
                                                                                                       1,807,500
                                                                                                      -----------
                Health Technology  3.2%
      6,000    aAmgen, Inc. .....................................................................     $  288,000
      5,000    aGenentech, Inc. .................................................................        250,625
     25,000     Mentor Corp. ....................................................................        550,000
     10,000    aPenederm, Inc. ..................................................................         98,750
                                                                                                      -----------
                                                                                                       1,187,375
                                                                                                      -----------
                Leisure Time  3.8%
     60,000    aAldila, Inc. ....................................................................        266,250
     25,000     Anthony Industries, Inc. ........................................................        465,625
     40,000     Callaway Golf Co. ...............................................................        655,000
                                                                                                      -----------
                                                                                                       1,386,875
                                                                                                      -----------
                Other
        486  a,bLynx Therapeutics, Inc. .........................................................              -
                                                                                                      -----------
                Producer/Manufacturing  4.1%
      7,000     Clorox Co. ......................................................................        502,250
     22,000     Mattel, Inc. ....................................................................        632,500
     13,000     Superior Industries International, Inc. .........................................        365,625
                                                                                                      -----------
                                                                                                       1,500,375
                                                                                                      -----------
                Real Estate  4.3%
     30,000     Bay Apartment Communities, Inc. .................................................        618,750
     30,000     Irvine Apartment Communities, Inc. ..............................................        536,250
     10,000     Nationwide Health Property, Inc. ................................................        411,250
                                                                                                      -----------
                                                                                                       1,566,250
                                                                                                      -----------
                Retail Trade  2.9%
     17,000    aPrice/Costco, Inc. ..............................................................        289,000
     35,000    aStrouds, Inc. ...................................................................        161,875
     25,000    aVons Companies, Inc. ............................................................        634,375
                                                                                                      -----------
                                                                                                       1,085,250
                                                                                                      -----------
                Semiconductors/Equipment  11.3%
     15,000    aAdaptec, Inc. ...................................................................        667,500
      6,000    aApplied Materials, Inc. .........................................................        300,750
      7,000    aElectroglas, Inc. ...............................................................        491,750
     12,000     Intel Corp. .....................................................................        838,500
      9,800     Linear Technology Corp. .........................................................        428,750
     25,000    aNational Semiconductor Corp. ....................................................        609,375
     10,000    aXilinx, Inc. ....................................................................        460,000
     10,000    aZilog, Inc. .....................................................................        355,000
                                                                                                      -----------
                                                                                                       4,151,625
                                                                                                      -----------
                Technology Services   6.8%
      8,000    aBusiness Objects SA, ADR ........................................................     $  346,000
     12,700    aDendrite International, Inc. ....................................................        220,662
     10,000    aInformix Corp. ..................................................................        291,250
     10,000    aIntegrated Systems, Inc. ........................................................        350,000
      4,000    aMicrosoft Corp. .................................................................        400,000
     12,000    aOracle Systems Corp. ............................................................        523,500
     27,000    aSystemsoft Corp. ................................................................        388,125
                                                                                                      -----------
                                                                                                       2,519,537
                                                                                                      -----------
                Telecommunications  1.7%
     18,000    aSpectrian Corp. .................................................................        391,500
     15,000    aTekelec .........................................................................        217,500
                                                                                                      -----------
                                                                                                         609,000
                                                                                                      -----------
                Transportation  4.6%
     14,750     Air Express International Corp. .................................................        306,063
     10,600     Expeditors International of Washington, Inc. ....................................        279,575
     25,000     Harper Group, Inc. ..............................................................        450,000
     40,000    aMesa Airlines, Inc. .............................................................        380,000
     12,459    aSouthern Pacific Rail Corp. .....................................................        277,212
                                                                                                      -----------
                                                                                                       1,692,850
                                                                                                      -----------
                Utilities  6.5%
     17,000    aAirTouch Communications, Inc. ...................................................        484,500
     20,000     Pacific Enterprises .............................................................        495,000
     23,000     San Diego Gas & Electric Co. ....................................................        534,750
     30,000     SCEcorp .........................................................................        510,000
     20,000     Southern California Water .......................................................        377,500
                                                                                                      -----------
                                                                                                       2,401,750
                                                                                                      -----------
                      Total Common Stocks (Cost $28,455,209) ....................................     31,473,587
                                                                                                      -----------
                Preferred Stocks  .7%
                Real Estate
      6,800    cCatellus Development Corp., $3.625 cvt. pfd., Series B (Cost $256,700) ..........        259,250
                                                                                                      -----------
                Convertible Bonds  .8%
                Electronic Technology
   $195,000    c3COM Corp., cvt. sub. notes, 10.25%, 11/01/01 (Cost $243,275) ...................     $  311,025
                                                                                                      -----------
                      Total Investments before Repurchase Agreements (Cost $28,955,184) .........     32,043,862
                                                                                                      -----------
               dReceivables from Repurchase Agreements  14.8%
  3,000,000     Citicorp Securities, Inc., 5.85%, 11/01/95 (Maturity Value $3,000,488)
                 Collateral: U.S. Treasury Notes, 6.125%, 07/31/96 ..............................      3,000,000
    425,000     Daiwa Government Securities, Inc., 5.90%, 11/01/95 (Maturity Value $425,070)
                 Collateral: U.S. Treasury Notes, 6.125%, 09/30/00 ..............................        425,000
  1,976,693    eJoint Repurchase Agreement, 5.887%, 11/01/95
                 Daiwa Securities America, Inc., (Maturity Value $441,685)
                  Collateral: U.S. Treasury Bills, 04/25/96
                              U.S. Treasury Notes, 6.125%, 09/30/00
                 Donaldson, Lufkin & Jenrette, (Maturity Value $521,991)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.25%, 07/31/96 - 03/31/00
                 Swiss Bank Corp., (Maturity Value $521,991)
                  Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                 UBS Securities, Inc., (Maturity Value $521,991)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.50%, 11/15/95 - 01/31/00 ..........      2,007,330
                                                                                                      -----------
                      Total Receivables from Repurchase Agreements (Cost $5,432,330) ............      5,432,330
                                                                                                      -----------
                          Total Investments (Cost $34,387,514)  102.0% ..........................     37,476,192
                          Liabilities in Excess of Other Assets, Net  (2.0)% ....................       (733,610)
                                                                                                      -----------
                          Net Assets  100.0% ....................................................    $36,742,582
                                                                                                      ===========


                At October 31, 1995,  the net unrealized  appreciation  based on the cost of investments for income tax purposes of $34,387,514 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which
                   there was an excess of value over tax cost ...................................    $ 3,917,443
                  Aggregate gross unrealized depreciation for all investments in which
                   there was an excess of value over tax cost ...................................       (828,765)
                                                                                                      -----------
                  Net unrealized appreciation ...................................................    $ 3,088,678
                                                                                                      ===========




aNon-income producing.
bSee Note 7 regarding restricted securities.
cSee Note 8 regarding Rule 144A securities.
dFace amount for repurchase agreements is for the underlying collateral. eSee Note 1(h) regarding Joint Repurchase Agreement.


FRANKLIN STRATEGIC SERIES

Statement  of  Investments  in  Securities  and Net  Assets,  October  31,  1995 (unaudited)

                                                                                                          Value
  Country       Shares        Franklin Strategic Income Fund                                            (Note 1)
                              Preferred Stocks  2.5%
                              Financial Services  1.3%
    US              1,000     First Nationwide Bank, 11.50% pfd. .................................    $  113,500
                                                                                                      -----------
                              Media & Broadcasting  1.2%
    US                103     PanAmSat Corp., L.P., 12.75% pfd., PIK .............................       111,985
                                                                                                      -----------
                                    Total Preferred Stocks (Cost $203,094) .......................       225,485
                                                                                                      -----------
                              Convertible Preferred Stocks  2.5%
                              Financial Services  2.1%
    US              1,500     Integon Corp., $3.875 cvt. pfd. ....................................        80,813
    US              2,500    cParker & Parsley Capital, 6.25% cvt. pfd. ..........................       111,250
                                                                                                      -----------
                                                                                                         192,063
                                                                                                      -----------
                              Real Estate Investment Trust  .4%
    US              1,400     Property Trust of America, $1.75 cvt. pfd., Series A ...............        33,250
                                                                                                      -----------
                                    Total Convertible Preferred Stocks (Cost $223,383) ...........       225,313
                                                                                                      -----------
                   Face
                  Amount*
                  -------
                              Corporate Bonds  26.0%
                              Cable Television  2.3%
    US            150,000    fBell Cablemedia, Plc., senior disc. notes, zero coupon to 07/15/99,
                              (original accretion rate 11.95%), 11.95% thereafter, 07/15/04 ......       102,563
    US            100,000     Rogers Cablesystems, Inc., guaranteed notes, 9.625%, 08/01/02 ......       102,250
                                                                                                      -----------
                                                                                                         204,813
                                                                                                      -----------
                              Consumer Goods  3.3%
    US            100,000    cHerff Jones Inc., senior sub. notes, 11.00%, 08/15/05 ..............       103,500
    US            100,000     Playtex Family Products Corp., senior sub. deb., 9.00%, 12/15/03 ...        90,500
    US            100,000     Sealy Corp., senior sub. notes, 9.50%, 05/01/03 ....................       101,000
                                                                                                      -----------
                                                                                                         295,000
                                                                                                      -----------
                              Containers & Packaging  1.2%
    US            100,000     Owens Illinois, Inc., senior sub. deb., 10.50%, 06/15/02 ...........       105,500
                                                                                                      -----------
                              Energy  1.2%
    US            100,000     Gulf Canada Resources, Ltd., senior sub. deb., 9.25%, 01/15/04 .....       103,063
                                                                                                      -----------
                              Food/Beverages  1.2%
    US            100,000     Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 02/01/05 .....       104,500
                                                                                                      -----------
                              Food Retailing  3.4%
    US            100,000     Brunos, Inc., senior sub. notes, 10.50%, 08/01/05 ..................        98,500
    US            100,000     Dominick's Finer Foods, senior sub. notes, 10.875%, 05/01/05 .......       105,375
    US            100,000     Grand Union Co., senior notes, 12.00%, 09/01/04 ....................        96,750
                                                                                                      -----------
                                                                                                         300,625
                                                                                                      -----------
                              Forest & Paper Products  2.4%
    US            100,000     Repap New Brunswick, senior notes, second priority, 10.625%, 04/15/05    $ 102,500
    US            100,000     S.D. Warren Co., senior sub. notes, 12.00%, 12/15/04 ...............       111,500
                                                                                                      -----------
                                                                                                         214,000
                                                                                                      -----------
                              Gaming & Hotels  3.5%
    US            100,000     Aztar Corp., senior sub. notes, 13.75%, 10/01/04 ...................       108,500
    US            100,000    cPlayers International, Inc., senior notes, 10.875%, 04/15/05 .......        95,375
    US            100,000     Showboat, Inc., senior sub. notes, 13.00%, 08/01/09 ................       109,500
                                                                                                      -----------
                                                                                                         313,375
                                                                                                      -----------
                              Health Care  2.4%
    US            100,000     OrNda Healthcorp., guaranteed senior sub. notes, 11.375%, 08/15/04 .       112,000
    US            100,000     Tenet Healthcare Corp., senior sub. notes, 10.125%, 03/01/05 .......       107,500
                                                                                                      -----------
                                                                                                         219,500
                                                                                                      -----------
                              Industrial  1.4%
    US            150,000    fAmerican Standard, Inc., senior sub. deb., zero coupon to 06/01/98,
                              (original accretion rate 10.50%), 10.50% thereafter, 06/01/05 ......       126,375
                                                                                                      -----------
                              Media & Broadcasting  1.1%
    US            100,000     American Media Operation, senior sub. notes, 11.625%, 11/15/04 .....       102,500
                                                                                                      -----------
                              Metals & Mining  1.5%
    US            100,000    fAcme Metals, Inc., guaranteed senior secured disc. notes, zero coupon to
                               08/01/97, (original accretion rate 13.50%), 13.50% thereafter, 08/01/04    78,625
    US             50,000     Ucar Global Enterprises, Inc., senior sub. notes, 12.00%, 01/15/05 .        56,375
                                                                                                      -----------
                                                                                                         135,000
                                                                                                      -----------
                              Textile  1.1%
    US            100,000     WestPoint Stevens, Inc., senior notes, 8.75%, 12/15/01 .............       101,500
                                                                                                      -----------
                                    Total Corporate Bonds (Cost $2,210,203) ......................     2,325,751
                                                                                                      -----------
                              Convertible Bonds  9.7%
                              Electronics  3.6%
    US             65,000    cAltera Corp., cvt. sub. notes, 5.75%, 10/15/02 .....................        87,588
    US            125,000    cDovatron International, Inc., cvt. sub. notes, 6.00%, 10/15/02 .....       127,500
    US            100,000    cSanmina Corp., sub. notes, 5.50%, 08/15/02 .........................       111,500
                                                                                                      -----------
                                                                                                         326,588
                                                                                                      -----------
                              Food/Beverages  .7%
    US             65,000     Chock Full O'Nuts Corp., cvt. deb., 7.00%, 10/15/02 ................        59,475
                                                                                                      -----------
                              Health Care  1.2%
    US             40,000     Integrated Health Services, Inc., senior sub. deb., 5.75%, 01/01/01      $  40,200
    US             70,000     Maxxim Medical, Inc., cvt. sub. deb., 6.75%, 03/01/03 ..............        69,300
                                                                                                      -----------
                                                                                                         109,500
                                                                                                      -----------
                              Industrial  1.0%
    US             70,000     Raymond Corp., cvt. sub. deb., 6.50%, 12/15/03 .....................        87,675
                                                                                                      -----------
                              Information/Technology  .8%
    US             65,000    cBay Networks Inc., cvt. sub. deb., 5.25%, 05/15/03 .................        73,369
                                                                                                      -----------
                              Lodging  1.2%
    US            100,000     Prime Hospitality Corp., cvt. sub. notes, 7.00%, 04/15/02 ..........       105,625
                                                                                                      -----------
                              Telecommunications  1.2%
    US            110,000    cAll American Communications, cvt. sub. deb., 6.50%, 10/01/03 .......       107,800
                                                                                                      -----------
                                    Total Convertible Bonds (Cost $817,827) ......................       870,032
                                                                                                      -----------
                              Foreign Corporate Bonds  6.2%
    US            100,000     Bridas Corp., senior notes, 12.50%, 11/15/99 .......................        96,000
    US            120,000     Centrais Eletricas Brasileiras SA, 10.00%, 10/30/98 ................       119,400
    US            100,000    cEssar Guajarat, Ltd., floating rate deb., 9.40%, 07/15/99 ..........        99,625
    US            125,000    cSEI Holdings IX, Inc., senior notes, 11.00%, 11/30/00 ..............       127,031
    US            100,000     Tjiwi Kimia International, 13.25%, 08/01/01 ........................       109,500
                                                                                                      -----------
                                    Total Foreign Corporate Bonds (Cost $541,442) ................       551,556
                                                                                                      -----------
                              Foreign Government Agencies  24.6%
    ES          9,480,000    hBonos y Obligacion del Estado, 12.25%, 03/25/00 ....................        82,208
    DD             60,000     Bundesschatzanweisungen, 6.875%, 12/02/98 ..........................        45,012
    IT        135,000,000    hBuoni Poliennali del Tesoro, 9.188%, 07/15/00 ......................        82,718
    DD             80,000     Deutsche Bundespost, 7.75%, 10/01/04 ...............................        60,818
    DD             75,000     Deutschland Bundesrepublik, 8.375%, 05/21/01 .......................        59,682
    DD             70,000     Deutschland Bundesrepublik, 8.250%, 09/20/01 .......................        55,440
    DD             75,000     Deutschland Bundesrepublik, 7.125%, 12/20/02 .......................        56,079
    DD             80,000     Deutschland Bundesrepublik, 6.50%, 07/15/03 ........................        57,446
    DD            150,000     German Unity Fund, 8.00%, 01/21/02 .................................       117,211
    CA            100,000     Government of Canada, 10.25%, 12/01/98 .............................        81,560
    CA            100,000     Government of Canada, 5.75%, 03/01/99 ..............................        72,075
    CA             53,000     Government of Canada, 6.50%, 06/01/04 ..............................        36,948
    CA            100,000     Government of Canada, 10.50%, 10/01/04 .............................        88,518
    CA             20,000     Government of Canada, 9.00%, 12/01/04 ..............................        16,305
    FR            470,000     Government of France, 8.50%, 03/28/00 ..............................       103,566
    FR            442,000     Government of France, 9.50%, 01/25/01 ..............................       101,723

    DD             20,000     International Bank of Reconstruction and Development, 7.125%, 04/12/05   $  14,672
    DK            108,000     Kingdom of Denmark, 9.00%, 11/15/98 ................................        21,159
    DK            501,000     Kingdom of Denmark, 8.00%, 11/15/01 ................................        95,118
    DK            167,000     Kingdom of Denmark, 8.00%, 05/15/03 ................................        31,263
    DK            327,000     Kingdom of Denmark, 7.00%, 12/15/04 ................................        56,935
    AU            100,000     New South Wales Treasury Corp., 7.00%, 04/01/04 ....................        67,594
    NZ            100,000     New Zealand Government, 6.50%, 02/15/00 ............................        64,323
    NZ             80,000     New Zealand Government, 10.00%, 03/15/02 ...........................        60,247
    NZ             80,000     New Zealand Government, 8.00%, 04/15/04.............................        55,411
    AU            225,000     Queensland Treasury Corp., 8.875%, 11/08/96 ........................       173,347
    AU             25,000     Queensland Treasury Corp., 8.00%, 05/14/03 .........................        18,152
    US            170,000     Republic of Argentina, 6.813%, 03/31/05 ............................       100,513
    US            166,250     Republic of Brazil, 6.688%, 01/01/01 ...............................       142,040
    US            408,594     Republic of Equador, 3.00%, 02/27/15 ...............................       135,858
    AU             65,000     Treasury Corp. of Victoria, 8.25%, 10/15/03 ........................        47,786
                                                                                                      -----------
                                    Total Foreign Government Agencies (Cost $2,134,830) ..........     2,201,727
                                                                                                      -----------
                              U.S. Government  2.8%
    US            250,000     U.S. Treasury Notes, 6.75%, 05/31/97 (Cost $248,974) ...............       254,297
                                                                                                      -----------
                              U.S. Government Agencies/Mortgages  6.8%
    US             28,262     FHLMC, 7.00%, 01/01/09 .............................................        28,527
    US             28,143     FHLMC, 6.00%, 04/01/09 .............................................        27,493
    US             50,097     FHLMC, 7.00%, 04/01/24 .............................................        49,814
    US             48,380     FHLMC, 7.50%, 04/01/24 .............................................        49,014
    US             43,055     FHLMC, 8.50%, 12/01/24 .............................................        44,710
    US             46,225     FNMA, 7.50%, 10/01/07 ..............................................        47,222
    US             34,924     FNMA, 6.50%, 02/01/09 ..............................................        34,695
    US             44,371     FNMA, 6.50%, 01/01/24 ..............................................        43,137
    US             24,547     FNMA, 7.00%, 05/01/24 ..............................................        24,386
    US             47,664     FNMA, 8.00%, 01/01/25 ..............................................        48,960
    US             21,686     FNMA, 9.00%, 05/01/25 ..............................................        22,696
    US             23,574     GNMA, SF, 7.50%, 09/15/23 ..........................................        23,934
    US             49,711     GNMA, SF, 6.50%, 03/15/24 ..........................................        48,390
    US             49,957     GNMA, SF, 8.00%, 06/15/24 ..........................................        51,517
    US              9,568     GNMA, SF, 9.00%, 01/15/25 ..........................................        10,066
    US             59,321     GNMA, SF, 7.00%, 09/20/25 ..........................................        58,690
                                                                                                      -----------
                                    Total U.S. Government Agencies/Mortgages (Cost $585,101) .....       613,251
                                                                                                      -----------
                                    Total Long Term Investments (Cost $6,964,854) ................     7,267,412
                                                                                                      -----------

             g Short Term Investments
               Foreign Corporate Agencies  2.2%

    TH          5,000,000     Thailand Military Bank Notes, 11.00%, 06/05/96 (Cost $203,128) .....    $  198,690
                                                                                                      -----------
                                     Total Investments before Repurchase Agreements
                                      (Cost $7,167,982)...........................................     7,466,102
                                                                                                      -----------
                           d,eReceivables from Repurchase Agreements  11.7%
    US          1,032,062     Joint Repurchase Agreement, 5.887 %, 11/01/95 (Cost $1,047,641)
                               Daiwa Securities America, Inc., (Maturity Value $230,519)
                                Collateral: U.S. Treasury Bills, 04/25/96
                                Collateral: U.S. Treasury Notes, 6.125%, 09/30/00
                               Donaldson, Lufkin & Jenrette, (Maturity Value $272,431)
                                Collateral: U.S. Treasury Notes, 5.125% - 8.25%, 07/31/96 - 03/31/00
                               Swiss Bank Corp., (Maturity Value $272,431)
                                Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                               UBS Securities, Inc., (Maturity Value $272,431)
                                Collateral: U.S. Treasury Notes, 5.125% - 8.50%, 11/15/95 - 01/31/00   1,047,641
                                                                                                      -----------
                                            Total Investments (Cost $8,215,623)  95.0% ...........     8,513,743
                                            Other Assets and Liabilities, Net  5.0% ..............       450,001
                                                                                                      -----------
                                            Net Assets  100.0% ...................................    $8,963,744
                                                                                                      ===========


                              At October 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $8,215,623 was as follows:
                                Aggregate gross unrealized appreciation for all investments in which
                                 there was an excess of value over tax cost ......................   $  321,316
                                Aggregate gross unrealized depreciation for all investments in which
                                 there was an excess of tax cost over value ......................      (23,196)
                                                                                                      -----------
                                Net unrealized appreciation ......................................    $  298,120
                                                                                                      ===========



PORTFOLIO ABBREVIATIONS:
FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
GNMA  - Government National Mortgage Association
LP    - Limited Partnership
LYONs - Liquid Yield Option Notes
PIK   - Payment-in-Kind
SF    - Single Family

COUNTRY LEGEND:
AU - Australia
CA - Canada
DD - Germany
DK - Denmark
ES - Spain
FR - France
IT - Italy
NZ - New Zealand
TH - Thailand
US - United States of America




*Face amount is stated in the currency of country indicated and value is stated in U.S. dollars.
cSee Note 8 regarding Rule 144A securities.
dFace amount for repurchase agreements is for the underlying collateral.
eSee Note 1(h) regarding Joint Repurchase Agreement.
fZero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.
gCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed rates or upon maturity.
hSee Note 1(e) regarding securities purchased on a when-issued or delayed delivery basis.

FRANKLIN STRATEGIC SERIES

Statement  of  Investments  in  Securities  and Net  Assets,  October  31,  1995
(unaudited)


                                                                                                        Value
 Country*      Shares       Franklin Global Utilities Fund                                            (Note 1)
                            Common Stocks  92.6%
                            Electric & Gas Utilities  66.7%
    US          166,000    aAES Corp. ..........................................................     $ 3,278,500
    US           57,200     American Electric Power Co., Inc. ..................................       2,180,750
    US           49,500     Central & South West Corp. .........................................       1,324,125
    HK          227,400     China Light & Power, Ltd. ..........................................       1,211,748
    US          150,000     CINergy Corp. ......................................................       4,256,250
    US           49,700     Dominion Resources, Inc. ...........................................       1,975,575
    US           22,300     DPL, Inc. ..........................................................         529,625
    US           60,950     Duke Power Co. .....................................................       2,727,513
    US           62,900     Empresa Nacional de Electricidad, ADR ..............................       3,160,725
    US          127,000     Enron Corp. ........................................................       4,365,625
    US          107,700     Enron Global Power & Pipelines .....................................       2,598,263
    US          110,000     Entergy Corp. ......................................................       3,135,000
    US          195,000    cEspoon Sahko Oy ....................................................       2,618,070
    US           39,000     FPL Group, Inc. ....................................................       1,633,125
    US           49,600     General Public Utilities Corp. .....................................       1,550,000
    HK        1,180,000     Hong Kong Electric Holdings, Ltd. ..................................       4,013,865
    US           62,000    aHuaneng Power International, Inc., ADR .............................       1,030,750
    KR           33,700     Korea Electric Power Corp. .........................................       1,526,113
    US          109,000     National Fuel Gas Co. ..............................................       3,242,750
    US            6,900     New England Electric System ........................................         269,100
    US           29,100     NIPSCO Industries, Inc. ............................................       1,062,150
    US          126,000     Pacific Enterprises ................................................       3,118,500
    US           20,200     Pacific Gas & Electric Co. .........................................         593,375
    US          176,700     PacifiCorp .........................................................       3,335,213
    US          133,500     Panhandle Eastern Corp. ............................................       3,370,875
    US           59,000     Pinnacle West Capital Corp. ........................................       1,622,500
    US           50,000     Public Service Co. of Colorado .....................................       1,706,250
    GB          360,000     Scottish Power, Plc. ...............................................       1,986,246
    US          208,000     Southern Co. .......................................................       4,966,000
    US           41,200     Southern Indiana Gas & Electric Co. ................................       1,390,500
    US          183,900     TECO Energy, Inc. ..................................................       4,344,638
    US           51,500     Texas Utilities Co. ................................................       1,892,625
    US          146,000     TransCanada Pipelines, Ltd. ........................................       1,952,750
    US          160,000     Transportadora Gas Sur, ADR ........................................       1,640,000
    US            4,600     Wicor, Inc. ........................................................         136,275
    US           53,400     Williams Cos., Inc. ................................................       2,062,575
                                                                                                      -----------
                                                                                                      81,807,944
                                                                                                      -----------

                            Telecommunications Services  25.9%
    US           20,150    aAirTouch Communications, Inc. ......................................     $   574,275
    US           30,000     Ameritech Corp. ....................................................       1,620,000
    US           59,300     AT&T Corp. .........................................................       3,795,200
    GB          300,000     Cable & Wireless, Plc. .............................................       1,963,481
    US           19,700    aComcast UK Cable Partners, Ltd. ....................................         253,638
    MX           44,400    aGrupo Iusacell, SA, Series D .......................................          39,826
    US          100,560    aGrupo Iusacell, SA, Series L, ADR ..................................       1,194,150
    US           55,300     GTE Corp. ..........................................................       2,281,125
    US          124,000    aNynex Cablecomms Group, ADR ........................................       2,526,500
    US          130,000     Portugal Telecom SA, ADR ...........................................       2,437,500
    US           40,000     SBC Communications, Inc. ...........................................       2,235,000
    IT          550,000     STET-Societa Finanziaria Telefonica ................................       1,556,040
    US          120,000     Tele Danmark, A/S, ADS .............................................       3,135,000
    US           62,750     Telecom de Argentina, SA, ADR ......................................       2,408,030
    US           20,400     Telefonica de Argentina, ADS .......................................         423,300
    US           65,950     Telefonica de Espana, ADR ..........................................       2,481,369
    US           45,700     Telefonos de Mexico, ADR ...........................................       1,256,750
    US           57,500    aTelewest Communications, Plc., ADR .................................       1,595,625
                                                                                                      -----------
                                                                                                      31,776,809
                                                                                                      -----------
                                  Total Common Stocks (Cost $109,638,643) ......................     113,584,753
                                                                                                      -----------
                Face
               Amount
               ------
                         d,eReceivables from Repurchase Agreements  4.7%
    US       $5,707,700     Joint Repurchase Agreement, 5.887%, 11/01/95 (Cost $5,798,095)
                             Daiwa Securities America, Inc., (Maturity Value $1,275,790)
                              Collateral: U.S. Treasury Bills, 04/25/96
                                          U.S. Treasury Notes, 6.125%, 09/30/00
                             Donaldson, Lufkin & Jenrette, (Maturity Value $1,507,751)
                              Collateral: U.S. Treasury Notes, 5.125% - 8.25%, 07/31/96 - 03/31/00
                             Swiss Bank Corp., (Maturity Value $1,507,751)
                              Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                             UBS Securities, Inc., (Maturity Value $1,507,751)
                              Collateral: U.S. Treasury Notes, 5.125% - 8.50%, 11/15/95 - 01/31/00     5,798,095
                                                                                                      -----------
                                         Total Investments (Cost $115,436,738)  97.3% ..........     119,382,848
                                         Other Assets and Liabilities, Net  2.7% ...............       3,364,637
                                                                                                      -----------
                                         Net Assets  100.0% ....................................    $122,747,485
                                                                                                      ===========


                            At October 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $115,438,556 was as follows:
                              Aggregate gross unrealized appreciation for all investments in which
                               there was an excess of value over tax cost ......................     $ 9,336,798
                                                                                                      -----------
                              Aggregate gross unrealized depreciation for all investments in which
                               there was an excess of tax cost over value ......................      (5,392,506)
                                                                                                      -----------
                              Net unrealized appreciation ......................................     $ 3,944,292
                                                                                                      ===========


COUNTRY LEGEND:
GB   - United Kingdom
HK   - Hong Kong
IT   - Italy
KR   - South Korea
MX   - Mexico
US   - United States of America




*Securities traded in currency of country indicated.
aNon-income producing.
cSee Note 8 regarding Rule 144A securities.
dFace amount for repurchase agreements is for the underlying collateral. eSee Note 1(h) regarding Joint Repurchase Agreement.


FRANKLIN STRATEGIC SERIES

Statement  of  Investments  in  Securities  and Net  Assets,  October  31,  1995
(unaudited)


                                                                                                        Value
   Shares       Franklin Small Cap Growth Fund                                                        (Note 1)
                Common Stocks 95.2%

                Commercial Services  1.3%
      71,000   aRobert Half International, Inc. ................................................     $ 2,591,500
                                                                                                      -----------
                Consumer Durables  5.4%
     330,000   aAldila, Inc. ...................................................................       1,464,375
     160,000   aBeazer Homes USA, Inc. .........................................................       2,800,000
     185,000    Callaway Golf Co. ..............................................................       3,029,375
      65,000    Continental Homes Holding Corp. ................................................       1,332,500
      29,200   aNVR, Inc. ......................................................................         292,000
     114,000   aSouthern Energy Homes, Inc. ....................................................       1,681,500
                                                                                                      -----------
                                                                                                      10,599,750
                                                                                                      -----------
                Consumer Non-Durables  1.9%
      25,000   aGucci Group ....................................................................         750,000
      80,700   aTommy Hilfiger Corp. ...........................................................       3,076,688
                                                                                                      -----------
                                                                                                       3,826,688
                                                                                                      -----------
                Consumer Services  3.4%
     319,600   aAztar Corp. ....................................................................       2,596,750
      50,000    Gillett Holdings, Inc. .........................................................       1,050,000
     152,100   aRed Lion Hotels, Inc. ..........................................................       3,003,975
                                                                                                      -----------
                                                                                                       6,650,725
                                                                                                      -----------
                Electronic Technology  16.9%
      60,000   a3Com Corp. .....................................................................       2,820,000
      40,000   aAspect Telecommunications Corp. ................................................       1,375,000
     275,000    Aviall, Inc. ...................................................................       2,303,125
      75,000   aBay Networks, Inc. .............................................................       4,968,750
      88,000   aBell & Howell Holdings Co. .....................................................       2,200,000
      45,000   aDSC Communications Corp. .......................................................       1,665,000
     180,000   aECI Telecommunications, Ltd. ...................................................       3,420,000
      60,000   aGeneral Instrument Corp. .......................................................       1,140,000
      15,000   aKomag, Inc. ....................................................................         855,000
     100,000    Logicon, Inc. ..................................................................       2,287,500
      80,000   aSilicon Graphics, Inc. .........................................................       2,660,000
      90,100   aSpectrian Corp. ................................................................       1,959,675
     120,000   aTekelec ........................................................................       1,740,000
     105,000   aTracor, Inc. ...................................................................       1,680,000
      79,000   aVerifone, Inc. .................................................................       2,133,000
                                                                                                      -----------
                                                                                                      33,207,050
                                                                                                      -----------
                Energy Minerals 4.8%
     615,000   aAbacan Resource Corp. ..........................................................     $ 1,515,118
      65,000   aBarrett Resources Corp. ........................................................       1,511,250
     230,000   aForcenergy Gas Exploration, Inc. ...............................................       2,242,500
     110,000    Parker & Parsley Petroleum Co. .................................................       2,035,000
     210,000    Total Petroleum (North America), Ltd. ..........................................       2,126,250
                                                                                                      -----------
                                                                                                       9,430,118
                                                                                                      -----------
                Financials  7.8%
     200,000    ACMAT Corp., Class A ...........................................................       2,350,000
     200,000   aAmeriCredit Corporation ........................................................       2,450,000
      18,200    Leucadia National Corp. ........................................................       1,003,275
      49,300   aPrudential Reinsurance Holdings, Inc. ..........................................       1,004,488
     166,900   aRisk Capital Holdings, Inc. ....................................................       3,671,800
     110,000   aSilicon Valley Bancshares ......................................................       2,117,500
      50,000   aThe PMI Group, Inc. ............................................................       2,400,000
      15,600   aWFS Financial, Inc. ............................................................         259,350
                                                                                                      -----------
                                                                                                      15,256,413
                                                                                                      -----------
                Health Services  4.8%
      50,000   aAccess Health, Inc. ............................................................       1,556,250
     185,000   aAdvocat, Inc. ..................................................................       1,988,750
      10,500    Integrated Health Services, Inc. ...............................................         240,188
      10,000   aMedic Computer Systems, Inc. ...................................................         532,500
     150,000   aSierra Health Services, Inc. ...................................................       4,293,750
      75,000   aSun Healthcare Group, Inc. .....................................................         890,625
                                                                                                      -----------
                                                                                                       9,502,063
                                                                                                      -----------
                Health Technology  1.4%
      60,000   aKV Pharmaceutical Co., Class B .................................................         495,000
      50,000   aMatrix Pharmaceutical, Inc. ....................................................         725,000
      88,200   aNoven Pharmaceutical, Inc. .....................................................         904,050
      73,000   aPenederm, Inc. .................................................................         720,875
                                                                                                      -----------
                                                                                                       2,844,925
                                                                                                      -----------
                Industrial Services  1.1%
     112,000    AES Corp. ......................................................................       2,212,000
                                                                                                      -----------
                Non-Energy Minerals  1.9%
      80,000    Freeport-McMoRan Copper & Gold, Inc., Class B ..................................       1,820,000
     110,000   aMagma Copper Co. ...............................................................       1,842,500
                                                                                                      -----------
                                                                                                       3,662,500
                                                                                                      -----------
                Process Industries  1.3%
      92,600   aUcar International, Inc. .......................................................     $ 2,639,100
                                                                                                      -----------
                Producer Manufacturing  2.6%
      61,300   aAtchison Casting Corp. .........................................................         973,138
     205,000   aEasco, Inc. ....................................................................       1,537,500
      15,000   aRaymond Corp. ..................................................................         300,000
      65,000    Roper Industries, Inc. .........................................................       2,356,250
                                                                                                      -----------
                                                                                                       5,166,888
                                                                                                      -----------
                Real Estate  4.0%
     175,000    Equity Inns, Inc. ..............................................................       2,056,250
      55,000    FelCor Suite Hotels, Inc. ......................................................       1,588,125
      90,000    Omega Healthcare Investors, Inc. ...............................................       2,283,750
     165,500    Winston Hotels, Inc. ...........................................................       1,841,188
                                                                                                      -----------
                                                                                                       7,769,313
                                                                                                      -----------
                Retail  2.4%
     100,000   aBorders Group, Inc. ............................................................       1,712,500
      37,500   aErnst Home Center, Inc. ........................................................         173,438
      15,000   aGadzooks, Inc. .................................................................         277,500
     252,800   aStrouds, Inc. ..................................................................       1,169,200
      75,000   aWilliams-Sonoma, Inc. ..........................................................       1,303,125
                                                                                                      -----------
                                                                                                       4,635,763
                                                                                                      -----------
                Semiconductors  17.6%
      70,000   aAdaptec, Inc. ..................................................................       3,115,000
     105,000   aAdvanced Semiconductor Materials International N.V. ............................       4,921,875
      40,000   aAltera Corp. ...................................................................       2,420,000
      30,000   aElectroglas, Inc. ..............................................................       2,107,500
      50,000   aElectro Scientific Industries, Inc. ............................................       1,550,000
       2,000   aESS Technology, Inc. ...........................................................          60,000
      55,000   aExar Corp. .....................................................................       1,306,250
      80,000   aLattice Semiconductor Corp. ....................................................       3,140,000
      60,000    Linear Technology Corp. ........................................................       2,625,000
     150,000   aMicro Linear Corp. .............................................................       2,306,250
      55,000   aSGS-Thomson Microelectronics, Inc., ADR ........................................       2,488,750
      60,000   aSilicon Valley Group, Inc. .....................................................       1,935,000
      70,000   aUniphase Corp. .................................................................       2,047,500
      40,000   aXilinx, Inc. ...................................................................       1,840,000
      75,000   aZilog, Inc. ....................................................................       2,662,500
                                                                                                      -----------
                                                                                                      34,525,625
                                                                                                      -----------
                Technology Services  8.4%
      70,000   aBusiness Objects SA, ADR .......................................................     $ 3,027,500
      54,000   aIntegrated Systems, Inc. .......................................................       1,890,000
      45,000   aIntersolv, Inc. ................................................................         708,750
     110,000   aMapInfo Corp. ..................................................................       2,213,750
     160,000   aMicrotec Research, Inc. ........................................................       2,230,000
      55,000   aSterling Software, Inc. ........................................................       2,536,875
     142,000   aSystemsoft Corp. ...............................................................       2,041,250
      41,200    Wyle Electronics ...............................................................       1,756,150
                                                                                                      -----------
                                                                                                      16,404,275
                                                                                                      -----------
                Transportation  6.0%
      74,000    Air Express International Corp. ................................................       1,535,500
     348,200   aAtlantic Coast Airlines, Inc. ..................................................       2,850,887
     110,000    Harper Group, Inc. .............................................................       1,980,000
     116,000   aLandstar System, Inc. ..........................................................       3,045,000
     250,000   aMesa Airlines, Inc. ............................................................       2,375,000
                                                                                                      -----------
                                                                                                      11,786,387
                                                                                                      -----------
                Utilities/Communication  2.2%
     140,000   aBell Cablemedia, Plc. ..........................................................       2,082,500
      25,000   aCellular Communications, Inc. ..................................................       1,340,624
      25,000   aComnet Cellular, Inc. ..........................................................         628,124
       8,000   aSilver King Communications, Inc. ...............................................         234,000
                                                                                                      -----------
                                                                                                       4,285,248
                                                                                                      -----------
                      Total Common Stocks (Cost $179,523,630) ..................................     186,996,331
                                                                                                      -----------
                Preferred Stocks  1.0%
                Electronic Technology
      35,000    Nokia Corp., pfd., ADR (Cost $1,341,320) .......................................       1,951,250
                                                                                                      -----------
                      Total Common Stocks and Preferred Stocks (Cost $180,864,950) .............     188,947,581
                                                                                                      -----------
               dReceivables from Repurchase Agreements  8.2%....................................
 $ 3,140,000    Daiwa Securities America, Inc., 5.90%, 11/01/95 (Maturity Value $3,128,513)
                 Collateral: U.S. Treasury Notes, 6.125%, 09/30/00 .............................     $ 3,128,000
  12,776,277   eJoint Repurchase Agreement, 5.887%, 11/01/95
                Daiwa Securities America, Inc., (Maturity Value $2,855,941)
                 Collateral: U.S. Treasury Bills, 04/25/96
                             U.S. Treasury Notes, 6.125%, 09/30/00
                Donaldson, Lufkin & Jenrette, (Maturity Value $3,375,203)
                 Collateral: U.S. Treasury Notes, 5.125% - 8.25%, 07/31/96 - 03/31/00
                Swiss Bank Corp., (Maturity Value $3,375,203)
                 Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                UBS Securities, Inc., (Maturity Value $3,375,203)
                 Collateral: U.S. Treasury Notes, 5.125% - 8.50%, 11/15/95 - 01/31/00 ..........      12,979,426
                                                                                                      -----------
                      Total Receivables from Repurchase Agreements (Cost $16,107,426) ..........      16,107,426
                                                                                                      -----------
                           Total Investments (Cost $196,972,376)  104.4% .......................     205,055,007
                           Liabilities in Excess of Other Assets, Net  (4.4)% ..................      (8,671,722)
                                                                                                      -----------
                           Net Assets  100.0% ..................................................    $196,383,285
                                                                                                      ===========


                At October 31, 1995,  the net unrealized  appreciation  based on the cost of investments for income tax purposes of $197,154,626 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was
                   an excess of value over tax cost ............................................    $ 20,322,597
                  Aggregate gross unrealized depreciation for all investments in which there was
                   an excess of tax cost over value ............................................     (12,422,216)
                                                                                                      -----------
                  Net unrealized appreciation ..................................................     $ 7,900,381
                                                                                                      ===========






aNon-income producing.
dFace amount for repurchase agreements is for the underlying collateral. eSee Note 1(h) regarding Joint Repurchase Agreement.


FRANKLIN STRATEGIC SERIES

Statement  of  Investments  in  Securities  and Net  Assets,  October  31,  1995
(unaudited)


              Shares/                                                                                    Value
 Country*    Warrants      Franklin Global Health Care Fund                                            (Note 1)
                           Common Stocks & Warrants  80.3%

                           Biotechnology 9.2%
    US            4,000   aBiogen, Inc. .........................................................     $  245,000
    GB           20,000   aBritish Bio-Technology Group .........................................        281,084
    GB            3,750   aBritish Bio-Technology Group, warrants ...............................         21,816
    US           20,000   aCytoTherapeutics, Inc. ...............................................        205,000
    US           10,000   aMyriad Genetics, Inc. ................................................        270,000
    US           10,000   aNeurogen Corp. .......................................................        222,500
    US           42,000   aSerologicals, Corp. ..................................................        661,500
    US           25,000   aUnivax Biologics, Inc. ...............................................        157,813
                                                                                                      -----------
                                                                                                       2,064,713
                                                                                                      -----------
                           Homecare/Alternate Site  1.1%
    US           17,000   aProfessional Sports Care Management, Inc. ............................         93,500
    US           15,000   aQuantum Health Resources, Inc. .......................................        159,375
                                                                                                      -----------
                                                                                                         252,875
                                                                                                      -----------
                           Hospitals  2.2%
    US            6,300    Columbia/HCA Healthcare Corp. ........................................        309,488
    US           10,000   aTenet Healthcare Corp. ...............................................        178,750
                                                                                                      -----------
                                                                                                         488,238
                                                                                                      -----------
                           Managed Care/HMOs  14.1%
    US           12,000   aCompdent Corp. .......................................................        373,500
    US            5,000   aFoundation Health Corp. ..............................................        211,875
    US           17,100   aOrNda HealthCorp. ....................................................        301,388
    US            5,000   aOxford Health Plans, Inc. ............................................        391,250
    US           10,000   aPacifiCare Health Systems, Inc., Class B .............................        727,500
    US           14,000   aSierra Health Services, Inc. .........................................        400,750
    US           10,000    United Healthcare Corp. ..............................................        531,250
    US           10,000   aValue Health, Inc. ...................................................        228,750
                                                                                                      -----------
                                                                                                       3,166,263
                                                                                                      -----------
                           Medical Technology & Supplies  8.5%
    US           40,000   aAbaxis, Inc. .........................................................        275,000
    US           10,000    Bard (C.R.), Inc. ....................................................        282,500
    US           10,000   aCygnus, Inc. .........................................................        163,750
    US           19,666   aHealthdyne Technologies, Inc. ........................................        211,410
    US           20,000   aMediSense, Inc. ......................................................        427,500
    US           16,000    Mentor Corp. .........................................................        352,000
    US           10,000   aVentritex, Inc. ......................................................        196,250
                                                                                                      -----------
                                                                                                       1,908,410
                                                                                                      -----------
                           Nursing Homes/Subacute  1.2%
    US           25,000   aAdvocat, Inc. ........................................................     $  268,750
                                                                                                      -----------
                           Pharmaceutical Distributors  .8%
    US           14,000    Grupo Casa Autrey, SA de C.V., ADR ...................................        178,500
                                                                                                      -----------
                           Pharmaceuticals  14.6%
    SE            7,500   aAstra AB, Series B ...................................................        271,144
    CH              500    Ciba-Geigy, AG .......................................................        432,697
    US           20,000    Medeva, Plc., ADR ....................................................        342,500
    DD           15,000   aMerck KGaA ...........................................................        626,888
    US            2,000    Pfizer, Inc. .........................................................        114,750
    CH               50    Roche Holding ........................................................        363,148
    CH              500    Sandoz, AG-R .........................................................        412,448
    FR            3,300    Sanofi, SA ...........................................................        210,765
    US            4,400    Schering-Plough Corp. ................................................        235,950
    US            6,000   aWatson Pharmaceuticals, Inc. .........................................        268,500
                                                                                                      -----------
                                                                                                       3,278,790
                                                                                                      -----------
                           Physician Practice Management  3.6%
    US           19,500   aAHI Healthcare Systems, Inc. .........................................        273,000
    US           25,000   aPediatrix Medical Group, Inc. ........................................        540,625
                                                                                                      -----------
                                                                                                         813,625
                                                                                                      -----------
                           Software/Information Systems  4.8%
    US            8,300   aDendrite International, Inc. .........................................        144,212
    US           16,000   aImnet Systems, Inc. ..................................................        406,000
    US           15,000   aOwen Healthcare, Inc. ................................................        273,750
    US           20,000   aPyxis Corp. ..........................................................        252,500
                                                                                                      -----------
                                                                                                       1,076,462
                                                                                                      -----------
                           Specialty Pharmaceuticals  19%
    US            7,000   aAllergan, Inc. .......................................................        205,625
    US           15,000   aAlza Corp. ...........................................................        330,000
    US           40,000   aAnesta Corp. .........................................................        425,000
    CH              100   aAres Serono, Inc., Series B ..........................................         65,587
    US           50,000   aEthical Holdings, Plc., ADR ..........................................        450,000
    US           25,000   aGensia, Inc. .........................................................        106,250
    US           36,000   aKV Pharmaceutical Co., Class B .......................................        297,000
    US           25,000   aMatrix Pharmaceutical, Inc. ..........................................        362,500
    US           82,100   aNoven Pharmaceuticals, Inc. ..........................................        841,525
    US           95,000   aPenederm, Inc. .......................................................        938,124
    US           12,500   aRoberts Pharmaceutical Corp. .........................................        242,187
                                                                                                      -----------
                                                                                                       4,263,798
                                                                                                      -----------
                           Temporary Staffing  1.2%
    US           15,000   aRomac International, Inc. ............................................     $  277,500
                                                                                                      -----------
                                 Total Common Stocks & Warrants (Cost $ 14,935,862) .............     18,037,924
                                                                                                      -----------
               Face
              Amount
              ------
                          dReceivables from Repurchase Agreements  20.9%
    US       $2,040,000    Citicorp Securities Inc., 5.85%, 11/01/95 (Maturity Value $2,000,325)
                            Collateral: U.S. Treasury Notes, 4.625%, 02/29/96....................      2,000,000
    US        2,653,330   eJoint Repurchase Agreement,  5.887%, 11/01/95
                           Daiwa Securities America,  Inc.,  (Maturity  Value  $592,944)
                            Collateral:  U.S.  Treasury Bills, 04/25/96
                                         U.S. Treasury Notes, 6.125%, 09/30/00
                           Donaldson, Lufkin & Jenrette, (Maturity Value $700,751)
                            Collateral: U.S. Treasury Notes, 5.125% - 8.25%, 07/31/96 - 03/31/00

                           Swiss Bank Corp., (Maturity Value $700,751)
                            Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                           UBS Securities, Inc., (Maturity Value $700,751)
                            Collateral: U.S. Treasury Notes, 5.125% - 8.50%, 11/15/95 - 01/31/00       2,694,757
                                                                                                      -----------
                                 Total Receivables from Repurchase Agreement (Cost $4,694,757) ..      4,694,757
                                                                                                      -----------
                                      Total Investments (Cost $19,630,619)  101.2% ..............     22,732,681
                                      Liabilities in Excess of Other Assets, Net  (1.2)% ........       (266,349)
                                                                                                      -----------
                                                                                                     $22,466,332
                                                                                                      ===========


                           At October 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $19,633,800 was as follows:
                             Aggregate gross unrealized appreciation for all investments
                              in which there was an excess of value over tax cost ...............    $ 3,798,504
                             Aggregate gross unrealized depreciation for all investments
                              in which there was an excess of tax cost over value ...............       (699,623)
                                                                                                      -----------
                             Net unrealized appreciation ........................................    $ 3,098,881
                                                                                                      ===========




COUNTRY LEGEND:
CH  - Switzerland
DD  - Germany
FR  - France
GB  - United Kingdom
SE  - Sweden
US  - United States of America






*Securities traded in currency of country indicated.
aNon-income producing.
dFace amount for repurchase agreements is for the underlying collateral. eSee Note 1(h) regarding Joint Repurchase Agreement.

FRANKLIN STRATEGIC SERIES

Statement  of  Investments  in  Securities  and Net  Assets,  October  31,  1995
(unaudited)


                                                                                                         Value
  Shares      Franklin Institutional MidCap Growth Fund                                                (Note 1)
              Common Stocks  99.1%

              Advertising  .2%
      200     Omnicom Group, Inc. ................................................................     $  12,775
                                                                                                      -----------
              Aerospace/Defense  .5%
    1,200     GenCorp, Inc. ......................................................................        12,600
      200     General Motors, Class H ............................................................         8,400
      400     Thiokol Corp. ......................................................................        13,850
                                                                                                      -----------
                                                                                                          34,850
                                                                                                      -----------
              Chemical & Materials  5.6%
      300     Albemarle Corp. ....................................................................         5,588
      800     ARCO Chemical Co. ..................................................................        39,200
    1,300     Cabot Corp. ........................................................................        61,750
    2,300     Granite Construction, Inc. .........................................................        65,263
      400     Hanna (M.A.) Co. ...................................................................        10,250
    1,200     IMC Global, Inc. ...................................................................        84,000
      200     Olin Corp. .........................................................................        12,800
      800    aSouthdown, Inc. ....................................................................        13,000
      800    aSterling Chemicals, Inc. ...........................................................         6,400
    1,000     The Geon Co. .......................................................................        24,875
      600     TriMas Corp. .......................................................................        12,450
    1,500     Wellman, Inc. ......................................................................        35,250
                                                                                                      -----------
                                                                                                         370,826
                                                                                                      -----------
              Commercial Services  1.5%
    1,700     CPI Corp. ..........................................................................        31,025
      700     Kelly Services, Inc., Class A ......................................................        17,588
    1,200     Manpower, Inc. .....................................................................        32,550
      400     PHH Corp. ..........................................................................        17,500
                                                                                                      -----------
                                                                                                          98,663
                                                                                                      -----------
              Communications Equipment  1.1%
    1,100    aBay Networks, Inc. .................................................................        72,875
                                                                                                      -----------
              Computer Hardware  4.5%
    1,200    aCirrus Logic, Inc. .................................................................        50,550
    2,600    aDell Computer Corp. ................................................................       121,225
      800    aLSI Logic Corp. ....................................................................        37,700
      700    aQuantum Corp. ......................................................................        12,163
    1,100    aSeagate Technology, Inc. ...........................................................        49,225
      900    aSilicon Graphics, Inc. .............................................................        29,925
                                                                                                      -----------
                                                                                                         300,788
                                                                                                      -----------
              Computer Software  3.2%
      800     Adobe Systems, Inc. ................................................................     $  45,600
      400    aBMC Software, Inc. .................................................................        14,250
    1,650    aCadence Design Systems, Inc. .......................................................        53,212
    1,400    aInformix Corp. .....................................................................        40,775
      600    aParametric Technology Corp. ........................................................        40,125
      800    aSymantec Corp. .....................................................................        19,450
                                                                                                      -----------
                                                                                                         213,412
                                                                                                      -----------
              Containers & Packaging  1.1%
    1,600     Chesapeake Corp. ...................................................................        49,000
      900     Sonoco Products Co. ................................................................        22,275
                                                                                                      -----------
                                                                                                          71,275
                                                                                                      -----------
              Electronic Components/Technology  12.1%
    1,200    aAltera Corp. .......................................................................        72,600
    1,400    aAmphenol Corp., Class A ............................................................        30,275
    1,000    aAnalog Devices, Inc. ...............................................................        36,125
    1,000     Arrow Electronics, Inc. ............................................................        50,750
    2,300     Comdisco, Inc. .....................................................................        70,150
    1,300     Cypress Semiconductor Corp. ........................................................        45,825
      200     Diebold, Inc. ......................................................................        10,600
    1,000    aKLA Instruments Corp. ..............................................................        42,750
      800    aLam Research Corp. .................................................................        48,700
      800     Linear Technology Corp. ............................................................        35,000
      600    aLitton Industries, Inc. ............................................................        23,775
    1,000    aSolectron Corp. ....................................................................        40,250
      400     Sundstrand Corp. ...................................................................        24,500
    1,500    aSymbol Technologies, Inc. ..........................................................        52,312
    2,600    aTeradyne, Inc. .....................................................................        86,775
      900     Varian Associates, Inc. ............................................................        46,238
      800    aVishay Intertechnology, Inc. .......................................................        28,200
    1,200    aXilinx, Inc. .......................................................................        55,200
                                                                                                      -----------
                                                                                                         800,025
                                                                                                      -----------
              Environmental Control 1.2%
    1,200    aAir & Water Technologies Corp., Class A ............................................         6,000
   14,600    aAmerican Waste Services, Inc., Class A .............................................        38,325
   12,600    aInternational Technology Corp. .....................................................        34,650
                                                                                                      -----------
                                                                                                          78,975
                                                                                                      -----------
              Finance  7.8%
    1,800     AT&T Capital Corp. .................................................................     $  72,000
    1,300     Bank of New York Co., Inc. .........................................................        54,600
      600     BanPonce Corp. .....................................................................        23,175
      800     BayBanks, Inc. .....................................................................        64,800
      200     Bear Stearns Cos., Inc. ............................................................         3,975
      700     Comerica, Inc. .....................................................................        23,537
      700     First Bank System, Inc. ............................................................        34,825
    2,000     Green Tree Financial Corp. .........................................................        53,250
    1,400     Hibernia Corp., Class A.............................................................        13,825
      700     Midlantic Corp., Inc. ..............................................................        37,100
      400     Old National Bancorp ...............................................................        13,500
    1,200     Signet Banking Corp. ...............................................................        28,500
      300     SunAmerica, Inc. ...................................................................        18,675
      700     Union Bank of San Francisco ........................................................        35,088
    1,000     West One Bancorp ...................................................................        42,500
                                                                                                      -----------
                                                                                                         519,350
                                                                                                      -----------
              Food/Beverages  2.7%
    2,100     Coca-Cola Enterprises, Inc. ........................................................        55,912
      800     Hormel Foods Corp. .................................................................        18,400
    1,800     IBP, Inc. ..........................................................................       107,775
                                                                                                      -----------
                                                                                                         182,087
                                                                                                      -----------
              Healthcare Products  5.9%
      800     Beckman Instruments, Inc. ..........................................................        26,500
    1,600     Cardinal Health, Inc. ..............................................................        82,200
      600    aCordis Corp. .......................................................................        66,300
    1,900     McKesson Corp. .....................................................................        90,725
    3,750     Mylan Laboratories Corp. ...........................................................        71,250
      900    aNellcor, Inc. ......................................................................        51,750
                                                                                                      -----------
                                                                                                         388,725
                                                                                                      -----------
              Healthcare Services  3.1%
    1,300    aCoram Healthcare Corp. .............................................................         5,200
      500    aHealth Care and Retirement Corp. ...................................................        14,688
    3,200    aHEALTHSOUTH Rehabilitation Corp. ...................................................        83,600
      700    aHealth Systems International, Inc., Class A ........................................        21,262
    1,441    aHorizon/CMS Healthcare Corp. .......................................................        29,180

              Healthcare Services (cont.)
    1,100    aOrNda Healthcorp ...................................................................      $ 19,388
      400    aPacifiCare Health Systems, Inc., Class B ...........................................        29,100
                                                                                                      -----------
                                                                                                         202,418
                                                                                                      -----------
              Insurance   10.1%
    2,500     AFLAC, Inc. ........................................................................       101,875
    2,500     Allmerica Property & Casualty Cos., Inc. ...........................................        56,875
      700     American Re Corp. ..................................................................        26,775
    1,800     Aon Corp. ..........................................................................        74,025
      600     Bankers Life Holdings Corp. ........................................................        10,875
      300    aCNA Financial Corp. ................................................................        34,200
      600     Equitable of Iowa Cos. .............................................................        21,000
      200     GEICO Corp. ........................................................................        13,800
    2,600     Horace Mann Educators Corp. ........................................................        69,225
    1,400    aHumana, Inc. .......................................................................        29,575
      200     MBIA, Inc. .........................................................................        13,925
    1,100     MGIC Investment Corp. ..............................................................        62,562
      700     Progressive Corp. ..................................................................        29,050
    1,500     Reliastar Financial Corp. ..........................................................        62,625
      900     Transatlantic Holdings, Inc. .......................................................        60,638
                                                                                                      -----------
                                                                                                         667,025
                                                                                                      -----------
              Leisure  2.6%
      900    aBoyd Gaming Corp. ..................................................................        12,263
    4,400     Callaway Golf Co. ..................................................................        72,050
    2,600    aMirage Resorts, Inc. ...............................................................        85,150
                                                                                                      -----------
                                                                                                         169,463
                                                                                                      -----------
              Manufacturing - Diversified  .5%
      600     Pentair, Inc. ......................................................................        30,300
                                                                                                      -----------
              Manufacturing - Specialized Industrial  2.2%
    1,400     Breed Technologies, Inc. ...........................................................        26,075
    1,600     Lancaster Colony Corp. .............................................................        53,200
      500    aLear Seating Corp. .................................................................        13,875
      400     Leggett & Platt, Inc. ..............................................................         9,600
    1,500     Modine Manufacturing Co. ...........................................................        41,250
                                                                                                      -----------
                                                                                                         144,000
                                                                                                      -----------
              Metals & Mining  1.4%
    1,000    aAlumax, Inc. .......................................................................        29,500
      500     Lukens, Inc. .......................................................................        15,375

              Metals & Mining (cont.)
    1,400    aMagma Copper Co. ...................................................................      $ 23,450
      600     Newmont Gold Co. ...................................................................        21,600
                                                                                                      -----------
                                                                                                          89,925
                                                                                                      -----------
              Office Supplies  1.6%
    3,700    aOffice Depot .......................................................................       105,912
                                                                                                      -----------
              Oil & Gas  3.7%
    1,600     Apache Corp. .......................................................................        40,800
    1,500     El Paso Natural Gas Co. ............................................................        40,500
      700     Equitable Resources, Inc. ..........................................................        20,475
    1,600     Murphy Oil Corp. ...................................................................        60,600
      900     Parker & Parsley Petroleum Co. .....................................................        16,650
    6,000     Ranger Oil, Ltd. ...................................................................        34,500
    1,400     Valero Energy Corp. ................................................................        33,075
                                                                                                      -----------
                                                                                                         246,600
                                                                                                      -----------
              Paper & Forest Products  2.5%
    1,700     Bowater, Inc. ......................................................................        75,225
      800     Consolidated Papers, Inc. ..........................................................        45,800
    1,400     Longview Fibre Co. .................................................................        20,300
      500    aManville Corp. .....................................................................         5,813
      300     Willamette Industries, Inc. ........................................................        17,400
                                                                                                      -----------
                                                                                                         164,538
                                                                                                      -----------
              Publishing  .4%
      100     Washington Post Co. ................................................................        29,000
                                                                                                      -----------
              Restaurants  .6%
    1,700    aBuffets, Inc. ......................................................................        21,250
    3,000    aNPC International, Inc., Class A ...................................................        19,500
                                                                                                      -----------
                                                                                                          40,750
                                                                                                      -----------
              Retail  4.6%
      100    aBest Buy Co., Inc. .................................................................         2,075
    2,500     Dollar General Corp. ...............................................................        61,250
    2,800     Fingerhut Cos., Inc. ...............................................................        38,150
    2,600     Ruddick Corp. ......................................................................        33,150
    1,400    aSafeway, Inc. ......................................................................        66,150
    4,000    aSouthland Corp. ....................................................................        15,250
      600    aStop & Shop Cos., Inc. .............................................................        12,450

              Retail (cont.)
    1,000    aVons Cos., Inc. ....................................................................      $ 25,375
    3,100    aWaban, Inc. ........................................................................        48,437
                                                                                                      -----------
                                                                                                         302,287
                                                                                                      -----------
              Telecommunications  2.2%
    2,200     Cincinnati Bell, Inc. ..............................................................        64,625
      500    aGlenayre Technologies, Inc. ........................................................        32,125
    1,500    aWorldCom, Inc. .....................................................................        48,937
                                                                                                      -----------
                                                                                                         145,687
                                                                                                      -----------
              Textiles  2.2%
    5,400    aBurlington Industries, Inc. ........................................................        60,075
    1,900    aJones Apparel Group, Inc. ..........................................................        65,075
    2,200     Phillips-Van Heusen Corp. ..........................................................        22,275
                                                                                                      -----------
                                                                                                         147,425
                                                                                                      -----------
              Transportation  1.6%
      400     American President Cos., Ltd. ......................................................         9,700
      300     GATX Corp. .........................................................................        14,250
      700     Illinois Central Corp. .............................................................        26,775
    1,400    aNorthwest Airlines Corp., Class A ..................................................        56,175
                                                                                                      -----------
                                                                                                         106,900
                                                                                                      -----------
              Utilities  12.4%
    4,400     Central Maine Power Co. ............................................................        61,050
    2,200     Delmarva Power & Lighting Co. ......................................................        48,400
      200     Florida Progress Corp. .............................................................         6,625
    1,000     General Public Utilities Corp. .....................................................        31,250
    3,100     Illinova Corp. .....................................................................        87,961
    3,100     Long Island Light Co. ..............................................................        52,700
      200     New England Electric System ........................................................         7,800
    1,600     New York State Electric & Gas Corp. ................................................        40,400
    2,200     NIPSCO Industries, Inc. ............................................................        80,300
    1,500     Northeast Utilities ................................................................        37,125
    3,500     Pinnacle West Capital Corp. ........................................................        96,250
    3,000     Portland General Corp. .............................................................        81,375
    1,000     Public Service Co. of Colorado .....................................................        34,125
    4,100    aPublic Service Co. of New Mexico ...................................................        68,675

              Utilities (cont.)
    1,500     Rochester Gas & Electric Corp. .....................................................      $ 35,250
    2,200     Scana Corp. ........................................................................        55,825
                                                                                                      -----------
                                                                                                         825,111
                                                                                                      -----------
                    Total Common Stocks (Cost $5,263,725) ........................................     6,561,967
                                                                                                      -----------
   Face
  Amount
  ------
           d,eReceivables from Repurchase Agreements  .8%
 $ 51,318     Joint Repurchase Agreement, 5.887%, 11/01/95 (Cost $51,630)
              Daiwa Securities America, Inc., (Maturity Value $11,360)
               Collateral: U.S. Treasury Bills, 04/25/96
                           U.S. Treasury Notes, 6.125%, 09/30/00
              Donaldson, Lufkin & Jenrette, (Maturity Value $13,426)
               Collateral: U.S. Treasury Notes, 5.125% - 8.25%, 07/31/96 - 03/31/00
              Swiss Bank Corp., (Maturity Value $13,426)
               Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
              USB Securities, Inc., (Maturity Value $13,426)
               Collateral: U.S. Treasury Notes, 5.125% - 8.50%, 11/15/95 - 01/31/00 ..............     $  51,630
                                                                                                      -----------
                           Total Investments (Cost $5,315,355)  99.9% ............................     6,613,597
                           Other Assets & Liabilities, Net  .1% ..................................         9,204
                                                                                                      -----------
                           Net Assets  100.0% ....................................................    $6,622,801
                                                                                                      ===========


                At October 31, 1995, the net unrealized  appreciation based on the cost of investments for income tax purposes of $5,319,459 was as follows:
                Aggregate gross unrealized appreciation for all investments in which there was
                 an excess of value over tax cost ................................................    $1,433,546
                Aggregate gross unrealized depreciation for all investments in which there was
                 an excess of tax cost over value ................................................      (139,408)
                                                                                                      -----------
                Net unrealized appreciation ......................................................    $1,294,138
                                                                                                      ===========






aNon-income producing.
dFace amount for repurchase agreements is for the underlying collateral. eSee Note 1(h) regarding Joint Repurchase Agreement.


FRANKLIN STRATEGIC SERIES

Statement  of  Investments  in  Securities  and Net  Assets,  October  31,  1995
(unaudited)


                                                                                                         Value
  Shares      Franklin Natural Resources Fund                                                          (Note 1)
              Common Stocks  92.9%

              Chemicals  12.1%
    2,000     Arcadian Corp. .....................................................................     $  41,250
    2,400     Avery-Dennison Corp. ...............................................................       107,400
    1,000     Loctite Corp. ......................................................................        47,250
    2,900     Lubrizol Corp. .....................................................................        83,375
    1,000     Potash Corp. of Saskatchewan, Inc. .................................................        69,625
    3,100     Praxair, Inc. ......................................................................        83,700
                                                                                                      -----------
                                                                                                         432,600
                                                                                                      -----------
              Environmental Control/Construction  5.2%
   10,400    aAllwaste, Inc. .....................................................................        50,700
    2,300     Browning-Ferris Industries, Inc. ...................................................        66,988
    4,400     Hanson, Plc. .......................................................................        68,200
                                                                                                      -----------
                                                                                                         185,888
                                                                                                      -----------
              Forest Products and Paper  1.0%
    5,500  a,cPortucel Industrial, SA ............................................................        38,520
                                                                                                      -----------
              Iron/Steel  10.2%
    5,400    aGibraltar Steel Corp. ..............................................................        63,450
      200     Huntco, Inc., Class A ..............................................................         2,600
    1,700     J&L Specialty Steel, Inc. ..........................................................        27,838
    2,500     Nucor Corp. ........................................................................       120,313
      700     Pohang Iron & Steel Co., Ltd., ADR .................................................        17,669
    1,300    aUCAR International, Inc. ...........................................................        37,050
    5,700     Worthington Industries, Inc. .......................................................        94,763
                                                                                                      -----------
                                                                                                         363,683
                                                                                                      -----------
              Machine - Diversified/Construction and Mining  2.9%
    1,000     Caterpillar, Inc. ..................................................................        56,125
    1,500     Harnischfeger Industries, Inc. .....................................................        47,250
                                                                                                      -----------
                                                                                                         103,375
                                                                                                      -----------
              Metal - Diversified  6.5%
      800     Alcan Aluminum, Ltd. ...............................................................        25,300
      300     Aluminum Co. of America (ALCOA) ....................................................        15,300
    2,100    aCastech Aluminum Group, Inc. .......................................................        29,400
    1,800     Commonwealth Aluminum Corp. ........................................................        29,025
    2,700     Freeport-McMoran Copper & Gold, Inc. ...............................................        61,763
      400     Phelps Dodge Corp. .................................................................        25,350
    4,000  a,cPT Tambang Timah, ..................................................................        48,100
                                                                                                      -----------
                                                                                                         234,238
                                                                                                      -----------
              Mining - Precious Metals  14.0%
   23,000    aAcacia Resources, Ltd. .............................................................     $  37,668
    4,400    cAshanti Goldfields Co. Ltd., ADR ...................................................        78,100
    5,900     Compania de Minas Buenaventure, SA .................................................        32,388
      500     De Beers Consolidated Mines, Ltd., ADR .............................................        13,750
    4,500     Driefontein Consolidated, Ltd., ADR ................................................        49,500
   13,350    aGoldfields, Ltd. ...................................................................        33,050
    2,200     Newmont Mining Corp. ...............................................................        83,050
    2,600     Rustenburg Platinum Holdings, Ltd., ADR ............................................        45,623
    8,100     Santa Fe Pacific Gold Corp. ........................................................        79,988
    6,700     Sons of Gwalia, Ltd. ...............................................................        33,174
    1,000  a,cStillwater Mining Co. ..............................................................        15,188
                                                                                                      -----------
                                                                                                         501,479
                                                                                                      -----------
              Oil/Gas - Domestic  7.0%
    2,900     Phillips Petroleum Co. .............................................................        93,525
    1,600     Tosco Corp. ........................................................................        55,200
    5,100     Total Petroleum (North America), Ltd. ..............................................        51,638
    2,100     Ultramar Corp. .....................................................................        51,188
                                                                                                      -----------
                                                                                                         251,551
                                                                                                      -----------
              Oil/Gas - Equipment & Services  5.7%
    1,411     Coflexip, Sponsored ADR ............................................................        19,754
    3,000    aENSCO International, Inc. ..........................................................        50,625
    4,500    aSmith International, Inc. ..........................................................        72,000
    2,600    aWeatherford Enterra, Inc. ..........................................................        62,725
                                                                                                      -----------
                                                                                                         205,104
                                                                                                      -----------
              Oil/Gas - Exploration  11.0%
   19,000    aAbacan Resource Corp. ..............................................................        46,809
    2,400    aBarrett Resources Corp. ............................................................        55,800
    3,700     Enron Oil & Gas Co. ................................................................        74,000
    6,400    aForcenergy Gas Exploration, Inc ....................................................        62,400
    3,700     Noble Affiliates, Inc. .............................................................        91,575
    2,700    aUnion Pacific Resources Group, Inc..................................................        61,425
                                                                                                      -----------
                                                                                                         392,009
                                                                                                      -----------
              Oil/Gas - International  10.5%
    4,300     Repsol, SA .........................................................................       127,925
      500     Royal Dutch Petroleum Co. ..........................................................        61,437
    3,700     Total, SA, ADR .....................................................................       114,237
    4,300     YPF, SA, ADR .......................................................................        73,637
                                                                                                      -----------
                                                                                                         377,236
                                                                                                      -----------
              Real Estate Investment Trusts  3.8%
      500     Equity Residential Properties Trust ................................................     $  14,000
      300     Felcor Suite Hotels, Inc. ..........................................................         8,662
      800     Oasis Residential, Inc. ............................................................        17,400
      900     OMEGA Healthcare Investors, Inc. ...................................................        22,837
    1,100     Storage Trust Realty ...............................................................        21,587
      700     The Macerich Company ...............................................................        14,087
    3,200     Winston Hotels, Inc. ...............................................................        35,600
                                                                                                      -----------
                                                                                                         134,173
                                                                                                      -----------
              Utilities  3.0%
    1,800    aAES Corp. ..........................................................................        35,550
      900     Enron Global Power & Pipelines .....................................................        21,713
    1,000     Pacific Enterprises ................................................................        24,750
      800     Wicor, Inc. ........................................................................        23,700
                                                                                                      -----------
                                                                                                         105,713
                                                                                                      -----------
                    Total Common Stocks (Cost $3,501,184) ........................................     3,325,569
                                                                                                      -----------
   Face
  Amount
  ------
              Convertible Bonds  .5%
              Mining - Precious Metals
 $ 15,000     Bema Gold Corp., cvt. sub. notes, 7.50%, 02/28/00 (Cost $16,600) ...................        16,050
                                                                                                      -----------
                    Total Investments before Repurchase Agreements (Cost $3,517,784) .............     3,341,619
                                                                                                      -----------
           d,eReceivables from Repurchase Agreements  8.4%
  296,504     Joint Repurchase Agreement, 5.887%, 11/01/95 (Cost $301,232)
               Daiwa Securities America, Inc., (Maturity Value $66,282)
                Collateral: U.S. Treasury Bills, 04/25/96
                            U.S. Treasury Notes, 6.125%, 09/30/00
               Donaldson, Lufkin & Jenrette, (Maturity Value $78,333)
                Collateral: U.S. Treasury Notes, 5.125% - 8.25%, 07/31/96 - 03/31/00
               Swiss Bank Corp., (Maturity Value $78,333)
                Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
               UBS Securities, Inc., (Maturity Value $78,333)
                Collateral: U.S. Treasury Notes, 5.125% - 8.50%, 11/15/95 - 01/31/00 .............       301,232
                                                                                                      -----------
                        Total Investments (Cost $3,819,016)  101.8% ..............................     3,642,851
                        Liabilities in Excess of Other Assets, Net  (1.8)% .......................       (64,861)
                                                                                                      -----------
                        Net Assets  100.0% .......................................................    $3,577,990
                                                                                                      ===========


              At October 31, 1995, the net unrealized  depreciation based on the cost of investments for income tax purposes of $3,825,001 was as follows:
                Aggregate gross unrealized appreciation for all investments in which there was
                 an excess of value over tax cost ................................................     $  72,272
                Aggregate gross unrealized depreciation for all investments in which there was
                 an excess of tax cost over value ................................................      (254,422)
                                                                                                      -----------
                Net unrealized depreciation ......................................................     $(182,150)
                                                                                                      ===========






aNon-income producing.
cSee Note 8 regarding Rule 144A securities.
dFace amount for repurchase agreements is for the underlying collateral. eSee Note 1(h) regarding Joint Repurchase Agreement.


FRANKLIN STRATEGIC SERIES

Financial Statements

Statements of Assets and Liabilities
October 31, 1995 (unaudited)

                                                                               Franklin    Franklin    Franklin
                                                                              California   Strategic    Global
                                                                              Growth Fund Income FundUtilities Fund
                                                                                --------    --------    --------
Assets:
 Investments in securities:
  At identified cost........................................................ $28,955,184  $7,167,982$109,638,643
                                                                                ========    ========    ========
  At value..................................................................  32,043,862   7,466,102 113,584,753
 Receivables from repurchase agreements, at value and cost..................   5,432,330   1,047,641   5,798,095
 Cash.......................................................................     259,761      28,207          --
 Foreign currencies (Cost $48,155)..........................................          --      48,270          --
 Receivables:
  Dividends and interest....................................................      40,122     174,094     321,769
  Investment securities sold................................................          --     474,131   3,391,238
  Capital shares sold.......................................................      96,175      87,501     104,190
 Unamortized organization costs (Note 2)....................................       5,547          --       5,284
 Prepaid Expenses...........................................................      36,690      15,689          --
                                                                                --------    --------    --------
      Total assets..........................................................  37,914,487   9,341,635 123,205,329
                                                                                --------    --------    --------
Liabilities:
 Payables:
  Investment securities purchased:
   Regular delivery.........................................................     722,750     202,050     189,750
   When-issued basis (Note 1)...............................................          --     164,913          --
  Payable upon return of securities loaned (Note 9).........................     425,920          --          --
  Capital shares repurchased................................................          --          --      90,865
  Management fees...........................................................       2,691          --      61,851
  Distribution fees.........................................................      14,726       7,686      75,825
  Shareholder servicing costs...............................................         271          --          --
  Payables to Manager for organization costs (Note 2) ......................       5,547          --       5,284
 Accrued expenses and other liabilities.....................................          --          --      34,269
 Unrealized loss on forward foreign currency contracts (Note 1).............          --       3,242          --
                                                                                --------    --------    --------
      Total liabilities.....................................................   1,171,905     377,891     457,844
                                                                                --------    --------    --------
Net assets, at value........................................................ $36,742,582  $8,963,744$122,747,485
                                                                                ========    ========    ========
Net assets consist of:
 Undistributed net investment income........................................     197,286      25,361   1,423,871
 Unrealized appreciation on investments and
 translation of assets and liabilities denominated in
 foreign currencies.........................................................   3,088,678     295,692   3,941,683
 Net realized gain from investments and foreign currency transactions.......   3,371,526      94,972   1,737,539
 Class I Capital shares.....................................................      21,461       8,473      91,949
 Class II Capital shares....................................................          --          --         737
 Additional paid-in capital.................................................  30,063,631   8,539,246 115,551,706
                                                                                --------    --------    --------
Net assets, at value........................................................ $36,742,582  $8,963,744$122,747,485
                                                                                ========    ========    ========
Class I shares:
 Net assets, at value....................................................... $36,742,582  $8,963,744$121,774,956
                                                                                ========    ========    ========
 Shares outstanding.........................................................   2,146,147     847,268   9,194,912
                                                                                ========    ========    ========
 Net asset value per share*.................................................      $17.12      $10.58      $13.24
                                                                                ========    ========    ========
Class II shares:
 Net assets, at value.......................................................                           $ 972,529
                                                                                                        ========
 Shares outstanding.........................................................                              73,657
                                                                                                        ========
 Net asset value per share*.................................................                              $13.20
                                                                                                        ========
*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       The accompanying notes are an integral part of these financial statements.



FRANKLIN STRATEGIC SERIES  Financial Statements (cont.)

Statements of Assets and Liabilities (cont.)
October 31, 1995 (unaudited)

                                                                                            Franklin    Franklin
                                                                    Franklin    Franklin  Institutional  Natural
                                                                    Small Cap Global Health  MidCap     Resources
                                                                   Growth Fund  Care Fund  Growth Fund    Fund
                                                                    --------    --------    --------     -------
Assets:
 Investments in securities:
  At identified cost.............................................$180,864,950  $14,935,862  $5,263,725$3,517,784
                                                                     ========    ========    ========     =======
  At value....................................................... 188,947,581   18,037,924   6,561,967 3,341,619
 Receivables from repurchase agreements, at value and cost.......  16,107,426    4,694,757      51,630   301,232
 Cash............................................................     699,600       23,942          --        --
 Foreign currencies (Cost $3,660 and $4,920, respectively).......          --        3,686          --     4,928
 Receivables:
  Dividends and interest.........................................     127,850        1,789       9,204     2,522
  Investment securities sold.....................................     273,904      174,327          --        --
  Capital shares sold............................................   1,204,807      278,357          --       301
 Unamortized organization costs (Note 2).........................       4,848        4,775          --    23,585
 Prepaid Expenses................................................      29,277       20,702          --       948
                                                                     --------    --------    --------     -------
      Total assets............................................... 207,395,293   23,240,259   6,622,801 3,675,135
                                                                     --------    --------    --------     -------
Liabilities:
 Payables:
  Investment securities purchased................................   7,668,824      759,513          --    28,258
  Payable upon return of securities loaned (Note 9)..............   3,132,452           --          --        --
  Capital shares repurchased.....................................      14,255           --          --     4,945
  Management fees................................................      89,953           --          --        --
  Distribution fees..............................................     101,676        9,639          --     1,776
  Bank Overdraft.................................................          --           --          --    38,581
  Payables to Manager for organization costs (Note 2) ...........       4,848        4,775          --    23,585
                                                                     --------    --------    --------     -------
      Total liabilities..........................................  11,012,008      773,927          --    97,145
                                                                     --------    --------    --------     -------
Net assets, at value.............................................$196,383,285  $22,466,332  $6,622,801$3,577,990
                                                                     ========    ========    ========     =======
Net assets consist of:
 Undistributed net investment income.............................      52,530       12,108      35,372    12,731
 Unrealized appreciation (depreciation)
 on investments and translation of assets and
 liabilities denominated in foreign currencies...................   8,082,631    3,102,088   1,298,242  (176,085)
 Net realized gain from investments
 and foreign currency transactions  .............................  12,520,779    1,846,308      63,889    28,163
 Class I Capital shares..........................................     113,248       15,287       5,224     3,619
 Class II Capital shares.........................................         638           --          --        --
 Additional paid-in capital...................................... 175,613,459   17,490,541   5,220,074 3,709,562
                                                                     --------    --------    --------     -------
Net assets, at value.............................................$196,383,285  $22,466,332  $6,622,801$3,577,990
                                                                     ========    ========    ========     =======
Class I shares:
 Net assets, at value............................................$195,283,821  $22,466,332  $6,622,801$3,577,990
                                                                     ========    ========    ========     =======
 Shares outstanding..............................................  11,324,756    1,528,711     522,378   361,934
                                                                     ========    ========    ========     =======
 Net asset value per share*......................................      $17.24       $14.70      $12.68     $9.89
                                                                     ========    ========    ========     =======
Class II shares:
 Net assets, at value............................................ $ 1,099,464
                                                                     ========
 Shares outstanding..............................................      63,836
                                                                     ========
 Net asset value per share*......................................      $17.22
                                                                     ========

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       The accompanying notes are an integral part of these financial statements.



FRANKLIN STRATEGIC SERIES  Financial Statements (cont.)

Statements of Operations
for the six months ended October 31, 1995 (unaudited)

                                                                             Franklin    Franklin     Franklin
                                                                            California   Strategic     Global
                                                                            Growth Fund Income FundUtilities Fund
                                                                             --------    --------     ---------
Investment income:
 Dividends................................................................   $ 126,814    $ 16,921  $ 2,183,113
 Interest.................................................................     152,441     321,067      260,700
                                                                             --------    --------     ---------
      Total Income........................................................     279,255     337,988    2,443,813
                                                                             --------    --------     ---------
Expenses:
 Management fees, (Note 6)................................................      80,606      24,543      368,765
 Distribution fees Class I (Note 6).......................................      19,960       8,856      148,281
 Distribution fees Class II (Note 6)......................................          --          --        2,664
 Shareholder servicing costs (Note 6).....................................      15,282       1,071       63,186
 Reports to shareholders..................................................       5,916       8,676       31,239
 Registration and filing fees.............................................       5,445       2,628       31,235
 Custodian fees...........................................................         627       1,095       17,168
 Professional fees........................................................       1,635         969       10,619
 Amortization of organization costs (Note 2)..............................       4,434          --        1,584
 Other....................................................................       1,272         906        2,487
 Payments from Manager (Note 6)...........................................    (104,603)    (38,953)          --
                                                                             --------    --------     ---------
      Total expenses......................................................      30,574       9,791      677,228
                                                                             --------    --------     ---------
       Net investment income..............................................     248,681     328,197    1,766,585
                                                                             --------    --------     ---------
Realized and unrealized gain (loss) from investments and foreign currency:
 Net realized gain (loss) on:
  Investments.............................................................   3,374,800      88,283    1,773,797
  Foreign currency transactions...........................................          --      (2,053)     (34,971)
 Net unrealized appreciation (depreciation) on:
  Investments.............................................................   1,471,292     173,109    9,358,369
  Translation of assets and liabilities denominated in foreign currency...          --         718       (5,698)
                                                                             --------    --------     ---------
Net realized and unrealized gain on investments and foreign currency......   4,846,092     260,057   11,091,497
                                                                             --------    --------     ---------
Net increase in net assets resulting from operations......................  $5,094,773    $588,254  $12,858,082
                                                                             ========    ========     =========


                       The accompanying notes are an integral part of these financial statements.



FRANKLIN STRATEGIC SERIES  Financial Statements (cont.)

Statements of Operations (cont.)
for the six months ended October 31, 1995 (unaudited)

                                                                                           Franklin    Franklin
                                                                  Franklin     Franklin  Institutional  Natural
                                                                  Small Cap  Global Health  MidCap     Resources
                                                                 Growth Fund   Care Fund  Growth Fund    Fund*
                                                                  ---------    --------    --------    --------
Investment income:
 Dividends....................................................    $ 312,850     $ 26,240    $ 48,469    $ 11,208
 Interest.....................................................      382,597       66,560       2,021       9,430
                                                                  ---------    --------    --------    --------
      Total Income............................................      695,447       92,800      50,490      20,638
                                                                  ---------    --------    --------    --------
Expenses:
 Management fees (Note 6).....................................      393,791       50,218      20,539       5,075
 Distribution fees Class I (Note 6)...........................      153,245       16,851          --       1,776
 Distribution fees Class II (Note 6)..........................          413           --          --          --
 Shareholder servicing costs (Note 6).........................       78,895       17,897          --         567
 Reports to shareholders......................................       44,289        8,124         660         810
 Registration and filing fees.................................       25,972        6,174       5,583         810
 Custodian fees...............................................        6,655        1,209         189         324
 Professional fees............................................       10,205        1,530       1,047         876
 Amortization of organization costs (Note 2)..................        1,878        1,620          --       2,145
 Other........................................................        4,479          877       1,209         648
 Payments from Manager (Note 6)...............................     (103,368)     (83,692)    (29,227)     (5,124)
                                                                  ---------    --------    --------    --------
      Total expenses..........................................      616,454       20,808          --       7,907
                                                                  ---------    --------    --------    --------
       Net investment income..................................       78,993       71,992      50,490      12,731
                                                                  ---------    --------    --------    --------
Realized and unrealized gain (loss) from investments and foreign currency:
  Net realized gain (loss) on:
   Investments................................................   12,532,694    1,291,147     139,178      28,587
   Foreign currency transactions..............................        4,680         (842)         --        (424)
  Net unrealized appreciation (depreciation) on:
   Investments................................................    1,310,816    2,510,080     841,991    (176,165)
   Translation of assets and liabilities denominated in foreign
 currency.....................................................           --           26          --          80
                                                                  ---------    --------    --------    --------
Net realized and unrealized gain (loss) on investments and
 foreign currency.............................................   13,848,190    3,800,411     981,169    (147,922)
                                                                  ---------    --------    --------    --------
Net increase (decrease) in net assets resulting from operations $13,927,183   $ 3,872,403 $1,031,659   $(135,191)
                                                                  =========    ========    ========    ========

*For the period June 5, 1995 (effective date) to October 31, 1995.

                       The accompanying notes are an integral part of these financial statements.



FRANKLIN STRATEGIC SERIES  Financial Statements (cont.)

Statements of Changes in Net Assets for the six months ended October 31, 1995
(unaudited) and the year ended April 30, 1995
                                    Franklin California       Franklin Strategic           Franklin Global
                                        Growth Fund               Income Fund              Utilities Fund
                                    -------------------       ------------------        ---------------------
                                  Six months    Year ended  Six months   Year ended   Six months    Year ended
                                ended 10/31/95    4/30/85  ended 10/31/95 4/30/95*   ended 10/31/95   4/30/85
                                   ---------    ---------    ---------    --------    ----------     ----------
Increase (decrease) in net assets:
 Operations:
  Net investment income.........   $ 248,681     $ 123,528    $ 328,197   $ 406,443   $ 1,766,585    $ 4,243,241
  Net realized gain (loss) from
 investments and foreign
 currency transactions..........   3,374,800       836,699       86,230     (15,782)    1,738,826      1,602,848
  Net unrealized appreciation
 (depreciation) on investments
and translation of assets and
liabilities denominated in
foreign currencies..............   1,471,292     1,235,649      173,827     121,865     9,352,671     (2,364,729)
                                   ---------    ---------    ---------    --------    ----------     ----------
      Net increase in net
 assets resulting from
 operations.....................   5,094,773     2,195,876      588,254     512,526    12,858,082      3,481,360
Distributions to shareholders from:
 Undistributed net investment
 income:
   Class I......................    (122,907)      (64,537)    (294,856)   (389,899)   (1,813,634)    (3,707,193)
   Class II.....................          --            --           --          --        (4,181)            --
 Net realized capital gains:
  Class I.......................    (533,836)     (549,224)          --          --    (1,314,584)    (3,611,890)
  Class II......................          --            --           --          --        (3,131)            --
Increase (decrease) in net assets
 from capital share transactions
 (Note 4).......................  18,460,285     7,616,445    1,934,640   6,613,079    (6,225,549)    (1,099,874)
                                   ---------    ---------    ---------    --------    ----------     ----------
      Net increase (decrease)
 in net assets..................  22,898,315     9,198,560    2,228,038   6,735,706     3,497,003     (4,937,597)
Net assets:
 Beginning of Period............  13,844,267     4,645,707    6,735,706          --   119,250,482    124,188,079
                                   ---------    ---------    ---------    --------    ----------     ----------
 End of Period.................. $36,742,582   $13,844,267   $8,963,744  $6,735,706  $122,747,485   $119,250,482
                                   =========    =========    =========    ========    ==========     ==========
Undistributed net investment
 income included in net assets:
  Beginning of Period...........   $  71,512     $  12,521    $  16,544      $   --   $ 1,475,101     $  939,053
                                   =========    =========    =========    ========    ==========     ==========
  End of Period.................  $  197,286     $  71,512    $  25,361   $  16,544   $ 1,423,871    $ 1,475,101
                                   =========    =========    =========    ========    ==========     ==========
*For the period May 24, 1994 (effective date) to April 30, 1995.

                       The accompanying notes are an integral part of these financial statements.



FRANKLIN STRATEGIC SERIES  Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended October 31, 1995 (unaudited) and the year ended April 30, 1995

                                                               Franklin Small Cap            Franklin Global
                                                                   Growth Fund              Health Care Fund
                                                              --------------------         -------------------
                                                             Six months     Year ended   Six months  Year ended
                                                          ended 10/31/95     4/30/95    ended 10/31/95 4/30/95
                                                            ------------   -----------  -----------   -----------
Increase (decrease) in net assets:
 Operations:
  Net investment income...................................      $ 78,993     $ 91,732      $ 71,992     $ 74,674
  Net realized gain from investments and foreign currency
 transactions.............................................    12,537,374    3,405,075     1,290,305      943,505
  Net unrealized appreciation on investments and translation
 of assets and liabilities denominated in foreign currencies   1,310,816    6,619,781     2,510,106   189,307
                                                            ------------   -----------  -----------  -----------
      Net increase in net assets resulting from
 operations...............................................    13,927,183   10,116,588     3,872,403    1,207,486
Distributions to shareholders from:
 Undistributed net investment income:
  Class I.................................................       (75,705)     (50,170)      (91,767)     (49,631)
 Net realized capital gains:
  Class I.................................................    (2,227,891)  (2,378,735)           --     (469,438)
Increase in net assets from
 capital share transactions (Note 4)......................    121,750,063  31,406,861    5,779,767     6,422,416
                                                            ------------   -----------  -----------  -----------
      Net increase in net assets..........................   133,373,650   39,094,544     9,560,403    7,110,833
Net assets:
 Beginning of Period......................................    63,009,635   23,915,091    12,905,929    5,795,096
                                                            ------------   -----------  -----------  -----------
 End of Period............................................  $196,383,285  $63,009,635   $22,466,332  $12,905,929
                                                            ============   ===========  ===========  ===========
Undistributed net investment income included in net assets:
  Beginning of Period.....................................      $ 49,242      $ 7,680      $ 31,883      $ 6,840
                                                            ============   ===========  ===========  ===========
  End of Period...........................................      $ 52,530     $ 49,242      $ 12,108     $ 31,883
                                                            ============   ===========  ===========  ===========


                       The accompanying notes are an integral part of these financial statements.



FRANKLIN STRATEGIC SERIES  Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended October 31, 1995 (unaudited) and the year ended April 30, 1995

                                                                          Franklin Institutional  Franklin Natural
                                                                            MidCap Growth Fund     Resources Fund
                                                                            ------------------      ------------
                                                                           Six months  Year ended  For the period
                                                                         ended 10/31/95  4/30/95  ended 10/31/95**
                                                                           ----------- ----------   ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.................................................     $ 50,490   $ 109,010       $ 12,731
  Net realized gain (loss) from investments and foreign currency
 transactions...........................................................      139,178     (75,022)        28,163
  Net unrealized appreciation (depreciation) on investments and translation
 of assets and liabilities denominated in foreign currencies............      841,991     478,214       (176,085)
                                                                           ----------- ----------   ------------
      Net increase (decrease) in net assets resulting from operations...    1,031,659     512,202       (135,191)
Distributions to shareholders from:
 Undistributed net investment income:
  Class I...............................................................      (56,910)   (103,704)            --
 Net realized capital gains:
  Class I...............................................................           --      (7,584)            --
Increase in net assets from capital share transactions (Note 4).........       56,910     111,288      3,713,181
                                                                           ----------- ----------   ------------
      Net increase in net assets........................................    1,031,659     512,202      3,577,990
Net assets:
 Beginning of Period....................................................    5,591,142   5,078,940             --
                                                                           ----------- ----------   ------------
 End of Period..........................................................   $6,622,801  $5,591,142     $3,577,990
                                                                           =========== ==========   ============
Undistributed net investment income included in net assets:
 Beginning of Period....................................................     $ 41,792    $ 36,486            $--
                                                                           =========== ==========   ============
 End of Period..........................................................     $ 35,372    $ 41,792       $ 12,731
                                                                           =========== ==========   ============

**For the period June 5, 1995 (effective date) to October 31, 1995.

 The accompanying notes are an integral part of these financial statements.



FRANKLIN STRATEGIC SERIES

Notes to Financial Statements (unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is an open-end, management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Trust currently consists of eight separate series (the Funds). There are three separate diversified funds Franklin Small Cap Growth Fund (the Small Cap Growth Fund), Franklin Institutional MidCap Growth Fund (the Institutional MidCap Growth Fund) and Franklin MidCap Growth Fund (the MidCap Growth Fund); and five separate non-diversified funds: Franklin California Growth Fund (the California Growth Fund), Franklin Strategic Income Fund (the Strategic Income Fund), Franklin Global Health Care Fund (the Global Health
Fund), Franklin Global Utilities Fund (the Global Utilities Fund), and Franklin Natural Resources Fund (the Natural Resources Fund). Each of the Funds issues a separate series of shares and maintains a totally separate investment portfolio.

The Natural Resources Fund became effective on June 5, 1995. The MidCap Growth Fund has been effective since June 15, 1993, but has not commenced operations.

The Global Utilities Fund and the Small Cap Growth Fund offer two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares for the Global Utilities Fund began May 1, 1995 and for the Small Cap Growth Fund began October 1, 1995. At the time of the offering, all previously outstanding shares became Class I shares. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuations:

Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and asked prices. Other securities for which market quotations are readily available are valued at current market values, obtained from pricing services, which are based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the investment manager. Securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board of Trustees.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the New York Stock Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board of Trustees.

The fair values of securities restricted as to resale, if any, are determined following procedures established by the Board of Trustees.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

b. Income Taxes:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and income tax purposes.

d. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount is amortized as required by the Internal Revenue Code.

A portion of the distributions received by the Fund from investments in Real Estate Investment Trust (REIT) securities may be characterized as tax basis return of capital (ROC) distributions, which are not recorded as dividend income, but reduce the cost basis of the REIT securities. ROC distributions exceeding the cost basis for the REIT security are recognized by the Fund as capital gain.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

e. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Funds may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Funds have set aside sufficient investment securities as collateral for these purchase commitments.

f. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

g. Foreign Currency Translation:

The accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian bank.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

g. Foreign Currency Translation (cont.):

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at semi-fiscal year end, resulting from changes in exchange rates.

h. Repurchase Agreements:

The Funds may enter into Joint Repurchase Agreements whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the Joint Repurchase Agreement are allocated to the Funds based on their pro-rata interest.

In a repurchase agreement, the Fund purchases a U.S. government security from a dealer or bank subject to an agreement to resell it at a mutually agreed upon price and date. Such a transaction is accounted for as a loan by the Fund to the seller, collateralized by the underlying security. The transaction requires the initial collateralization of the seller's obligation by U.S. government securities with market value, including accrued interest, of at least 102% of the dollar amount invested by the Fund, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. The collateral is delivered to the fund's custodian bank and held until resold to the dealer or bank. At October 31, 1995, all outstanding repurchase agreements held by the Funds had been entered into on that date.

i. Forward Foreign Currency Contracts:

A forward currency contract, which is individually negotiated and privately traded by currency traders and their customers, is a commitment to purchase or sell a specific currency for an agreed-upon price at a future date.

The Strategic Income Fund may enter into forward contracts with the objective of minimizing the risk to the Fund from adverse changes in the relationship between currencies or to enhance fund value. The Fund may also enter into a forward contract in relation to a security denominated in a foreign currency or when it anticipates receipt in a foreign currency of dividends or interest payments in order to "lock in" the U.S. dollar price of a security or the U.S. dollar equivalent of such dividend or interest payments.

Any gain or loss realized from a forward currency contract is recorded as a realized gain or loss from investments. See the accompanying Statement of Operations for the Fund's total realized gains or losses from investments during the period.

The Fund segregates in its custodian bank sufficient cash, cash equivalents or readily marketable debt securities as collateral for commitments created by open forward contracts. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

i. Forward Foreign Currency Contracts: (cont.)

As of October 31, 1995, the Strategic Income Fund had the following forward foreign currency contracts outstanding:


                                                                                                     Unrealized
Contracts to Sell                                             In Exchange for U.S. Settlement DateGain (Loss) U.S.
 ---------------------------------------------                     -------------      ----------      ----------
 275,000   Canadian Dollars .................................           $201,653      11/07/95           $(3,639)
 105,000   Canadian Dollars .................................           $ 76,819      11/08/95            (1,565)
                                                                   -------------                      ----------
                                                                        $278,472                          (5,204)
                                                                   -------------                      ----------
Contracts to Buy
---------------------------------------------
105,000Canadian Dollars .....................................           $ 76,422      11/08/95             1,962
                                                                   -------------                      ----------
Net unrealized depreciation .......................................................................      $(3,242)
                                                                                                      ==========

2. ORGANIZATION COSTS

The organization costs of the Trust are amortized on a straight-line basis over a period of five years from the effective date of registration under the Securities Act of 1933. In the event that Franklin Resources, Inc. ("Resources") (which was the sole shareholder prior to the effective date of registration) redeems its shares within the five-year period, the pro rata share of the then-unamortized deferred organization costs will be deducted from the redemption price paid to Resources. New investors purchasing shares of the Trust subsequent to that date bear such costs during the amortization period only as such charges are accrued daily against investment income. The Trust's investment manager advanced all of the organization costs of the Funds (except for the Global Utilities Fund) which amounted to $33,267, $18,775, $16,816 and $25,730 for the California Growth Fund, the Small Cap Fund, the Global Health Fund and the Natural Resources Fund, respectively. In an effort to reduce the Funds' expenses, the manager has agreed in advance to waive repayment of the current period's amortization of $4,434, $1,878, $1,620 and $2,145, for the California Growth Fund, the Small Cap Growth Fund, the Global Health Fund and the Natural Resources Fund, respectively.


3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At April 30, 1995, for tax purposes, the Funds had accumulated net realized gains or capital loss carryovers as follows:

                                                                  Franklin    Franklin     Franklin    Franklin
                                                                 California    Global      Small Cap Global Health
                                                                 Growth FundUtilities FundGrowth Fund  Care Fund
                                                                  --------    --------     --------    --------
Accumulated net realized gains ................................    $532,804   $1,315,465  $2,220,904    $528,260
                                                                  ========    ========     ========    ========
                                                                        Franklin
                                                                   Institutional
                                                                         Midcap
                                                                     Growth Fund
                                                                     --------
Capital loss carryovers
 Expiring in: 2003.............................................     $67,804
                                                                     ========

The Strategic Income Fund has a deferred foreign currency loss of $15,782 deemed to be incurred on the first day of the following fiscal year for federal income tax purposes.


3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS (cont.)

For tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower or unrealized depreciation is higher) than for financial reporting purposes at October 31, 1995 by $1,818 in the Global Utilities Fund, $182,250 in the Small Cap Growth Fund, $3,181 in the Global Health Fund, $4,104 in the Institutional MidCap Growth Fund, and $5,985 in the Natural Resources Fund.


4. TRUST SHARES

At October 31, 1995, there was an unlimited number of $.01 par value of beneficial interest authorized. Transactions in each of the Funds' shares for the six months ended October 31, 1995 and for the year ended April 30, 1995 were as follows:

                                           Franklin California    Franklin Strategic         Franklin Global
                                               Growth Fund           Income Fund*            Utilities Fund
                                           ------------------      ----------------        -------------------
Class I Shares:                           Shares       Amount     Shares     Amount       Shares       Amount
                                         --------     ---------   ------    --------     --------    ----------
Six months ended October 31, 1995
 Shares sold .........................    514,779   $ 8,286,105   114,710  $1,196,390     260,234    $ 3,326,163
 Shares issued in reinvestment of
 distributions .......................     38,862       570,497    26,727     277,274     215,040      2,677,243
 Shares redeemed .....................    (49,571)     (810,523)   (9,793)   (102,473)   (822,451)   (10,521,922)
 Changes from exercise of exchange
 privilege:
   Shares sold .......................  1,053,263    16,955,173    57,118     597,149   1,559,854     20,050,460
   Shares redeemed ...................   (397,698)   (6,540,967)   (3,238)    (33,700) (1,770,537)   (22,696,993)
                                         --------     ---------   ------    --------     --------    ----------
Net increase (decrease) ..............  1,159,635   $18,460,285   185,524  $1,934,640    (557,860)  $ (7,165,049)
                                         ========     =========   ======    ========     ========    ==========
Year ended April 30, 1995
 Shares sold..........................    177,789   $ 2,286,030   591,961  $5,923,336   1,300,280    $15,677,001
 Shares issued in reinvestment of
 distributions........................     49,674       577,174    37,975     374,342     525,655      6,120,700
 Shares redeemed......................    (51,488)     (652,107)   (4,853)    (49,419) (1,571,981)   (18,781,605)
 Changes from exercise of exchange
 privilege:
   Shares sold........................    517,956     6,624,501    51,246     509,787   1,108,116     13,411,365
   Shares redeemed....................    (92,961)   (1,219,153)  (14,585)   (144,967) (1,468,342)   (17,527,335)
                                         --------     ---------   ------    --------     --------    ----------
Net increase (decrease) ..............    600,970   $ 7,616,445   661,744  $6,613,079    (106,272)  $ (1,099,874)
                                         ========     =========   ======    ========     ========    ==========
Class II Shares:

Six months ended October 31, 1995
 Shares sold .........................                                                     74,073   $    945,198
 Shares issued in reinvestment of
 distributions .......................                                                        416          5,182
 Changes from exercise of exchange
 privilege:
   Shares sold .......................                                                      3,389         44,047
   Shares redeemed ...................                                                     (4,229)       (54,927)
                                                                                         --------    ----------
Net increase..........................                                                     73,649   $    939,500
                                                                                         ========    ==========
*For the six months ended October 31, 1995 and the period May 24, 1994
(effective date) to April 30, 1995.

4. TRUST SHARES (cont.)

                                                                                                    Franklin
                                                 Franklin Small Cap         Franklin Global   Institutional MidCap
                                                     Growth Fund           Health Care Fund        Growth Fund
                                                --------------------       -----------------      -------------
Class I Shares:                                Shares        Amount      Shares      Amount     Shares   Amount
                                              --------     ----------    -------    ---------    -----   -------
Six months ended October 31, 1995
 Shares sold ...............................  4,504,214   $ 76,872,271   292,308    $4,072,412      --      $ --
 Shares issued in reinvestment of
 distributions .............................    123,747      1,949,021     6,734        81,346   5,019    56,910
 Shares redeemed............................   (329,636)    (5,617,678)  (49,518)     (646,492)     --        --
 Changes from exercise of exchange privilege:
  Shares sold ..............................  5,124,993     87,332,240   509,577     7,171,316      --        --
  Shares redeemed .......................... (2,326,852)   (39,887,692) (357,545)   (4,898,815)     --        --
                                              --------     ----------    -------    ---------    -----   -------
Net increase ...............................  7,096,466   $120,648,162   401,556    $5,779,767   5,019  $ 56,910
                                              ========     ==========    =======    =========    =====   =======
Year ended April 30, 1995
 Shares sold................................  1,050,774   $ 14,073,399   295,333   $ 3,331,812      --      $ --
 Shares issued in reinvestment of
  distributions.............................    165,206      1,980,868    43,569       460,121  11,755   111,288
 Shares redeemed............................   (377,504)    (4,925,437)  (99,454)   (1,111,831)     --        --
 Changes from exercise of exchange privilege:
  Shares sold...............................  3,300,526     43,456,084   737,966     8,349,736      --        --
  Shares redeemed........................... (1,785,818)   (23,178,053) (405,973)   (4,607,422)     --        --
                                              --------     ----------    -------    ---------    -----   -------
Net increase................................  2,353,184   $ 31,406,861   571,441   $ 6,422,416  11,755  $111,288
                                              ========     ==========    =======    =========    =====   =======
Class II Shares:
Six months ended October 31, 1995**
 Shares sold ...............................     53,790     $  927,904
 Shares redeemed ...........................        (60)        (1,035)
 Changes from exercise of exchange privilege:
  Shares sold ..............................     10,106        175,032
                                              --------     ----------
Net increase................................     63,836    $ 1,101,901
                                              ========     ==========
**For the period October 1, 1995 (effective date for Class II shares) to October
31, 1995.

                                                                                              Franklin Natural
                                                                                               Resources Fund
                                                                                              ----------------
Class I Shares:                                                                             Shares     Amount
                                                                                            ------    ---------
Six months ended October 31, 1995***
 Shares sold ............................................................................  300,397    $3,075,939
 Shares redeemed ........................................................................     (517)       (5,116)
 Changes from exercise of exchange privilege:
  Shares sold ...........................................................................   83,652       867,624
  Shares redeemed .......................................................................  (21,598)     (225,266)
                                                                                            ------    ---------
Net increase ............................................................................  361,934    $3,713,181
                                                                                            ======    =========
***For the period June 5, 1995 (effective date) to October 31, 1995.

5. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the six months ended October 31, 1995, were as follows:

                                                                                           Franklin    Franklin
                         Franklin     Franklin     Franklin     Franklin      Franklin   Institutional  Natural
                        California    Strategic     Global      Small Cap   Global Health   MidCap     Resources
                        Growth Fund  Income FundUtilities Fund Growth Fund    Care Fund   Growth Fund    Fund*
                         ---------    --------     ---------   ----------     --------     --------    --------
Purchases ............  $26,466,454  $4,351,645  $21,183,866   $188,155,267   $9,249,030  $1,527,691  $3,794,802
                         =========    ========     =========   ==========     ========     ========    ========
Sales ................  $10,788,643  $3,071,491  $33,876,342   $ 70,173,862   $6,429,021  $1,445,293   $ 305,605
                         =========    ========     =========   ==========     ========     ========    ========
*For the period June 5, 1995 (effective date) to October 31, 1995

6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Franklin Advisers, Inc., ("Advisers") under the terms of a management agreement, provides investment advice, administrative services, office space and facilities to each Fund, except for the Institutional MidCap Growth Fund and Strategic Income Fund, and receives fees computed monthly based on the net assets of each Fund, at an annualized rate of .625 of 1% of the average daily net assets up to and including $100 million; .50 of 1% of the average daily net assets over $100 million, up to and including $250 million; .45 of 1% of the average daily net assets over $250 million, up to and including $10 billion; .44 of 1% of the average daily net assets over $10 billion, up to and including $12.5 billion;
 .42 of 1% of the average daily net assets over $12.5 billion, up to and including $15 billion; and .40 of 1% of the average net assets over $15 billion. For the Strategic Income Fund, Advisers receives fees computed monthly based on the net assets of the Fund, at an annual rate of .625 of 1% of the average daily net assets up to and including $100 million; .50 of 1% of the daily average net assets over $100 million, up to and including $250 million; .45 of 1% of the average daily net assets over $250 million. Franklin Institutional Services Corporation (FISCO) serves as the investment advisor for the Institutional MidCap Growth Fund, and receives fees computed monthly at the annual rate of .65 of 1% the Fund's average daily net assets.

Under a subadvisory agreement with Advisers, Templeton Investment Council, Inc. (TICI or the "Subadviser") provides services to the Strategic Income Fund, and receives from Advisers fees computed monthly on the net assets at an annual rate of 0.3125 of 1% of the Fund's average daily net assets up to and including $100 million; 0.25 of 1% of the value of the Fund's average daily net assets over $100 million up to and including $250 million, and 0.225 of 1% of the value of the Fund's average daily net assets over $250 million.

The terms of the management agreement provide that aggregate annual expenses of the Trust be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Trust's shares are registered. The Trust's expenses did not exceed these limitations; however, for the period ended October 31, 1995, Advisers and FISCO agreed in advance to waive the management fees, as indicated below, in an effort to minimize the Funds' expenses. Additionally, Advisers made payments, including waiver of repayment of organization costs advances, of $23,997, $14,410, $47,239, $33,474, $8,688 and $49, for other expenses as shown in the
Statement of Operations for the California Growth Fund, the Strategic Income Fund, the Small Cap Growth Fund, the Global Health Fund, the Institutional MidCap Growth Fund, and the Natural Resources Fund, respectively.

                                                                Franklin Advisers, Inc.
                                       Franklin    Franklin    Franklin     Franklin    Franklin
                                      California   Strategic    Global      Small Cap Global HealthFranklin Natural
                                      Growth Fund Income FundUtilities FundGrowth Fund  Care Fund  Resources Fund
                                       --------    ---------   --------     --------    --------     ----------
Management fees before waiver ......   $ 80,606     $ 24,543    $368,765    $393,791     $ 50,218        $ 5,075
Fee waiver .........................    (80,606)     (24,543)         --     (56,129)     (50,218)        (5,075)
                                       --------    ---------   --------     --------    --------     ----------
Management fees paid ..............         $--          $--    $368,765    $337,662          $--            $--
                                       ========    =========   ========     ========    ========     ==========

6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)


                                                                                          FISCO
                                                                                        --------
                                                                                        Franklin
                                                                                      Institutional
                                                                                         MidCap
                                                                                       Growth Fund
                                                                                        --------
               Management fees before waiver ........................................   $ 20,539
               Fee waiver............................................................   (20,539)
                                                                                        --------
               Management fees paid .................................................      $--
                                                                                        ========

Pursuant to a shareholder service agreement with Franklin/Templeton Investor Services, Inc., ("Investor Services") the Trust pays costs on a per shareholder account basis. Shareholder servicing costs of $176,898 were incurred for the period ended October 31, 1995, of which $165,809 was for services provided by Investor Services.

Under the terms of separate Distribution Plans pursuant to Rule 12b-1 of the Investment Company Act of 1940, the California Growth Fund, the Strategic Income Fund, and the Global Health Fund will reimburse Franklin/Templeton Distributors, Inc. ("Distributors") in an amount up to .25% per annum of the average daily net assets, while the Natural Resources Fund will reimburse up to .35% per annum of the Fund's average daily net assets, for costs incurred in the promotion, offering and marketing of the Funds' shares. The Global Utilities Fund and the Small Cap Growth Fund will reimburse Distributors in an amount up to .25% per annum for Class I, and 1% per annum for Class II's average daily net assets for costs incurred in the promotion, offering and marketing of the Fund's shares. Costs incurred by the Funds under the agreement aggregated $352,046 for the six months ended October 31, 1995.

In its capacity as underwriter for the shares of the Funds, except for the Institutional MidCap Growth Fund, Distributors receives commissions on sales of the Funds' shares of beneficial interest. Commissions are deducted from the gross proceeds received from the sale of the shares of the Funds, and as such are not expenses of the Funds. Distributors may also make payments, out of its own resources, to the dealers for certain sales of Class I and Class IIshares. Commissions received by Distributors, and the amounts paid to other dealers for the six months ended October 31, 1995, were as follows:

                                                                                                       Franklin
                                   Franklin      Franklin      Franklin     Franklin      Franklin      Natural
                                  California     Strategic      Global      Small Cap   Global Health  Resources
Class I                           Growth Fund   Income Fund Utilities Fund Growth Fund    Care Fund      Fund
-----------------------            --------      ---------     --------     --------      --------     --------
Total commissions received ....     $341,922       $32,195      $135,857    $2,444,307       $99,612     $35,390
                                   ========      =========     ========     ========      ========     ========
Paid to other dealers .........     $304,271       $30,101      $120,918    $2,182,717       $90,063     $36,294
                                   ========      =========     ========     ========      ========     ========
Class II
-----------------------
Total commissions received ....                                  $ 9,630      $  8,285
                                                                ========     ========
Paid to other dealers .........                                 $ 11,522     $  16,602
                                                                ========     ========

Distributors also received contingent deferred sales charges relating to transactions in the Small Cap Growth Fund of $9,607 and $10 for Class I and Class II shares, respectively.

6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers, FISCO, and Investors Services, all wholly-owned subsidiaries of Resources.

At October 31, 1995, Resources owned 12% of the California Growth Fund, 66% of the Strategic Income Fund, 7% of the Global Health Fund, 28% of the Natural Resources Fund, and 100% of the Institutional MidCap Growth Fund.


7. RESTRICTED SECURITIES

A restricted security is a security which has not been registered with the Securities Exchange Commission pursuant to the Securities Act of 1933. The Trust may purchase restricted securities through a private offering and they cannot be sold without prior registration under the Securities Act of 1933 unless such sale is pursuant to an exemption therefrom. Subsequent costs of registration of such securities are borne by the issuer. A secondary market exists for certain privately placed securities. The Trust values these restricted securities as disclosed in Note 1. At October 31, 1995, the California Growth Fund held the following restricted security:

Shares                                   Security                                 Acquisition Date  Cost    Value
-----              -----------------------------------------------------             -----------    ----    ----
  486    Lynx Therapeutics, Inc. ...............................................      10/19/92      $328     $--


8. RULE 144A SECURITIES

Rule 144A provides a non-exclusive safe harbor exemption from the registration requirements of the Securities Act of 1933 for specified resales of restricted securities to qualified institutional investors. The Trust values these securities as disclosed in Note 1(a). At October 31, 1995, 144A securities were as follows:
                                                                                                        Franklin
                                                                Franklin     Franklin      Franklin      Natural
                                                               California    Strategic      Global      Resources
                                                               Growth Fund  Income Fund Utilities Fund    Fund
                                                                --------     --------      --------      -------
Value......................................................      $570,275    $1,044,538   $2,618,070    $179,908
                                                                ========     ========      ========      =======
Ratio of value to net assets...............................         1.55%        11.65%        2.13%       5.03%
                                                                ========     ========      ========      =======
See the accompanying Statement of Investments in Securities and Net Assets for
specific information of such securities.


9. LOANS OF PORTFOLIO SECURITIES

During the period ended October 31, 1995, the California Growth Fund and the Small Cap Growth Fund loaned securities to certain brokers for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities The cash collateral received is invested by the Funds in short-term instruments and any interest income in excess of a predetermined rebate to the brokers is kept by the Funds as interest income. Interest income from this source amounted to $920 for the California Growth Fund and $19,198 for the Small Cap Growth Fund for the six months ended October 31, 1995.

At October 31, 1995, the value of the loaned securities amounted to $409,375 in the California Growth Fund and $3,013,000 in the Small Cap Growth Fund. The Funds have received sufficient cash collateral to meet these commitments.


10. FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout the period by Fund are as follows:


                       Per Share Operating Performance                              Ratios/Supplemental Data
              ------------------------------------------------                      ------------------------
                          Net                           Distri-                                           Ratio of Net
                       Realized &             Distri-   butions          Net             Net    Ratio of   Investment
      Net Asset  Net   Unrealized             butions   From            Asset           Assets  Expenses   Income to
      Value at  Invest-Gain(Loss) Total From From Net  Realized Total   Value           at End  to Average  Average     Portfolio
Year  Beginning  ment    on       Investment Investment Capital Distri- at End  Total   of Year  Net   Net  Assets      Turnover
Ended of Year  Income Securities  Operations  Income    Gains   butions of Year Return*(in 000's)Assets*** (See Note 6)   Rate

Franklin California Growth Fund:
Class I Shares:
19921  $10.04 $0.07  $ (.168)    $ (.098)    $(.072)    $ --   $ (.072) $ 9.87  (1.77)%**$ 3,091   --%       1.27%**    13.73%
1993     9.87   .12     .340        .460      (.120)      --     (.120)  10.21   4.72      3,412   --        1.23       38.28
1994    10.21   .14    2.425       2.565      (.145)    (.580)   (.725)  12.052  5.55      4,646   .09       1.16      135.12
1995    12.05   .16    3.043       3.203      (.124)   (1.099)  (1.223)  14.032  9.09     13,844   .25       1.63       79.52
19957   14.03   .12    3.499       3.619      (.099)    (.430)   (.529)  17.122  6.42     36,743   .24**     1.93**     50.64
Franklin Strategic Income Fund:
Class I Shares:
19955   10.00   .70     .154        .854      (.674)      --     (.674)  10.18   8.94      6,736   .25**     7.93**     68.43
19957   10.18   .41     .392        .802      (.402)      --     (.402)  10.58   8.03      8,964   .25**     8.36**     46.75
Franklin Global Utilities Fund:
Class I Shares:
19932   10.00   .22    1.270       1.490      (.130)      --     (.130)  11.36  18.08**   14,227   --        3.89**       --
1994    11.36   .30    1.280       1.580      (.299)    (.042)   (.341)  12.60  14.04    124,188   .84       2.95       16.28
1995    12.60   .42    (.067)       .353      (.365)    (.358)   (.723)  12.23   3.17    119,250  1.12       3.47       16.65
19957   12.23   .19    1.146       1.336      (.189)    (.137)   (.326)  13.24  11.09    121,775  1.10**     2.89**     18.66
Class II Shares:
19957   12.23   .08    1.21        1.290      (.183)    (.137)   (.320)  13.20  10.71        972  1.87**     2.18**     18.66
Franklin Small Cap Growth Fund:
Class I Shares:
19923   10.00   .04    (.460)      (.420)        --       --        --    9.58 (19.96)**   1,268    --       2.45**      2.41
1993     9.58   .07     .657        .727      (.087)      --     (.087)  10.22   7.66      6,026    --       0.84       63.15
1994    10.22   .03    2.944       2.974      (.043)    (.401)   (.444)  12.75  29.26     23,915   .30       0.24       89.60
1995    12.75   .03    3.138       3.168      (.021)    (.997)  (1.018)  14.90  27.05     63,010   .69       0.25      104.84
19957   14.90   .01    2.756       2.766      (.014)    (.412)   (.426)  17.24  18.83    195,284   .92**     0.12**     57.10
Class II Shares:
1995+   17.94   --     (.720)      (.720)        --       --        --   17.22(4.01)     1,099    1.70**     (.36)**    57.10
Franklin Global Health Care Fund:
Class I Shares:
19923   10.00   .02   (1.180)     (1.160)        --       --        --    8.84(55.14)**  1,368      --       1.68**     41.01
1993     8.84   .09     .037        .127      (.087)      --     (.087)   8.88 1.41      3,422      --       1.13       62.74
1994     8.88   .07    1.856       1.926      (.078)    (.298)   (.376)  10.4321.93      5,795     .10        .68      110.82
1995    10.43   .08    1.560       1.640      (.061)    (.559)   (.620)  11.4516.33     12,906     .25        .80       93.79
19957   11.45   .06    3.272       3.332      (.082)      --     (.082)  14.7029.26     22,466     .25**      .90**     46.09
Franklin Institutional MidCap Growth Fund:
Class I Shares:
19944   10.00   .15     .014        .164      (.079)    (.035)   (.114)  10.05 1.62      5,079      --       2.21**     70.53
1995    10.05   .21     .769        .979      (.204)    (.015)   (.219)  10.8110.06      5,591      --       2.12      163.54
19957   10.81   .10    1.880       1.980      (.110)      --     (.110)  12.6818.44      6,623      --       1.61**     23.46


10. FINANCIAL HIGHLIGHTS (cont.)

                       Per Share Operating Performance                              Ratios/Supplemental Data
              ------------------------------------------------                      ------------------------
                          Net                           Distri-                                           Ratio of Net
                       Realized &             Distri-   butions          Net             Net    Ratio of   Investment
      Net Asset  Net   Unrealized             butions   From            Asset           Assets  Expenses   Income to
      Value at  Invest-Gain(Loss) Total From From Net  Realized Total   Value           at End  to Average  Average     Portfolio
Year  Beginning  ment    on       Investment Investment Capital Distri- at End  Total   of Year  Net   Net  Assets      Turnover
Ended of Year  Income Securities  Operations  Income    Gains   butions of Year Return*(in 000's)Assets*** (See Note 6)   Rate

Franklin Natural Resources Fund:
Class I Shares:
19956  $10.00   $.04$ (.150)     $ (.110)     $ --      $ --     $  --   $ 9.89(1.10)%  $ 3,578   .98%**     1.58%**    16.54%

1For the period October 18, 1991 (effective date) to April 30, 1992.
2For the period July 2, 1992 (effective date) to April 30, 1993.
3For the period February 14, 1992 (effective date) to April 30, 1992.
4For the period August 17, 1993 (effective date) to April 30, 1994.
5For the period May 24, 1994 (effective date) to April 30, 1995.
6For the period June 5, 1995 (effective date) to October 31, 1995.
7For the six months ended October 31, 1995.
+For the period October 1, 1995 to October 31, 1995.
*Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or the deferred contingent sales charge, if applicable. The total return for the Funds also assumes reinvestment of dividends and capital gains, if any, at net asset value.
**Annualized.
***During the periods indicated, Advisers and FISCO agreed to waive in advance a portion or all of their management fees and made payments of other expenses incurred by a Fund. Had such action not been taken, the ratios of operating expenses to average net assets would have been as follows:


                                       Ratio of expenses
                                     to average net assets
Franklin California Growth Fund
  19921.............................        1.61%**
  1993..............................        1.99
  1994..............................        1.89
  1995..............................        1.27
  19957.............................      .98**
Franklin Strategic Income Fund
  1995..............................        1.38**
  19957.............................        1.23
Franklin Global Utilities Fund
  19932.............................        1.51%**
  1994..............................        1.28
Franklin Natural Resources Fund
  19956.............................        1.62%**

                                       Ratio of expenses
                                     to average net assets
Franklin Small Cap Growth Fund
  19923.............................        1.74%**
  1993..............................        1.95
  1994..............................        1.58
  1995..............................        1.16
  19957.............................        1.00**
Franklin Global Health Care Fund
  19923.............................        1.62%**
  1993..............................        2.16
  1994..............................        1.74
  1995..............................        1.37
  19957.............................        1.14**
Franklin Institutional  MidCap Growth Fund
  19944.............................        0.91%**
  1995..............................        0.98
  19957.............................        0.93**



Franklin Strategic Series

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)



GRAPHIC MATERIAL (1)

This chart shows in pie chart format the fund's securities breakdown by sector as a percentage of the fund's total net assets.

Franklin California Growth Fund
Portfolio Breakdown on 10/31/95

Electronic Technology                                        16.8%
Semiconductors/Equipment                                     11.3%
Energy/Minerals                                               7.0%
Technology Services                                           6.8%
Utilities                                                     6.5%
Real Estate                                                   5.0%
Health Services                                               4.9%
Transportation                                                4.6%
Producer/Manufacturing                                        4.1%
Leisure                                                       3.8%
Business Services                                             3.5%
Health Technology                                             3.2%
Retail Trade                                                  2.9%
Consumer Services                                             2.7%
Financials                                                    2.4%
Other                                                         1.7%
Cash & Equivalents                                           12.8%



GRAPHIC MATERIAL (2)

This chart shows in pie chart format the fund's securities breakdown by region as a percentage of the fund's total net assets.

Franklin Global Utilities Fund
Geographic Distribution Breakdown on 10/31/95

United States                                                 57.3%
Continental Europe                                            14.4%
Latin America                                                  7.8%
United Kingdom                                                 6.8%
Asia                                                           6.3%
Other                                                          1.7%
Cash & Equivalents                                             5.7%


GRAPHIC MATERIAL (3)

Franklin Small Cap Growth Fund This bar chart shows the comparison between the fund's 1-year total return rate of 34.31%, the S&P 500 Index 1-year total return rate of 26.44% and the Russell 2500 Index 1-year total return rate of 21.37%. This bar chart also shows the comparison between the fund's 6-month total return rate of 18.83%, the S&P 500 Index 6-month total return rate of 14.46% and the Russell 2500 Index 6-month total return rate of 13.62%.


GRAPHIC MATERIAL (4)

This chart shows in pie chart format the fund's securities breakdown by sector as a percentage of the fund's total net assets.

Franklin Small Cap Growth Fund
Portfolio Breakdown on 10/31/95

Electronic Technology                                        18.0%
Semiconductors                                               17.6%
Technology Services                                           8.4%
Financials                                                    7.8%
Transportation                                                6.0%
Consumer Durables                                             5.4%
Health Services                                               4.8%
Energy Minerals                                               4.8%
Real Estate                                                   4.0%
Consumer Services                                             3.4%
Producer Manufacturing                                        2.6%
Retail                                                        2.4%
Utilities/Communication                                       2.2%
Consumer Non-Durables                                         1.9%
Other                                                         6.9%
Cash & Equivalents                                            3.8%



GRAPHIC MATERIAL (5)

This chart shows in pie chart format the fund's securities breakdown by sector as a percentage of the fund's total net assets.

Franklin Global Health Care Fund
Portfolio Breakdown on 10/31/95

Specialty Pharmaceuticals                                    19.0%
Pharmaceuticals                                              14.6%
Health Maintenance Organizations                             14.1%
Biotechnology                                                 9.2%
Medical Technology & Supplies                                 8.5%
Software/Information Systems                                  4.8%
Physician Practice Management                                 3.6%
Hospitals                                                     2.2%
Temporary Staffing                                            1.2%
Other Medical Services                                        3.1%
Cash & Equivalents                                            19.7%




GRAPHIC MATERIAL (6)

This chart shows in pie chart format the fund's securities breakdown by region as a percentage of the fund's total net assets.

Franklin Global Health Care Fund
Regional Breakdown on 10/31/95

United States                                                68.3%
Switzerland                                                   5.7%
Germany                                                       2.8%
United Kingdom                                                1.4%
Sweden                                                        1.2%
France                                                        0.9%
Cash & Equivalents                                           19.7%



GRAPHIC MATERIAL (7)

This chart shows in pie chart format the fund's securities breakdown by asset allocation as a percentage of the fund's total net assets.

Franklin Strategic Income Fund
Asset-Type Breakdown on 10/31/95

High Yield Corporate Bonds                                    26.0%
International Bonds                                           21.4%
Emerging Markets Bonds                                        11.5%
Convertible Securities                                        12.2%
U.S. Government Bonds                                          2.8%
Mortgage Securities                                            6.8%
Preferred Stock (Non-Convertible)                              2.5%
Cash & Equivalents                                            16.8%



GRAPHIC MATERIAL (8)

This chart shows in pie chart format the fund's securities breakdown by asset allocation as a percentage of the fund's total net assets.

Franklin Strategic Income Fund
Asset-Type Breakdown on 4/30/95

High Yield Corporate Bonds                                   33.4%
International Bonds                                          15.4%
Emerging Markets Bonds                                        7.9%
Convertible Securities                                       14.8%
Mortgage Securities                                           6.4%
U.S. Government Bonds                                         3.7%
Preferred Stock (Non-Convertible)                             3.1%
Cash & Equivalents                                           15.3%








GRAPHIC MATERIAL (9)

This chart shows in pie chart format the fund's securities breakdown by region as a percentage of the fund's total net assets.

Franklin Natural Resources Fund
Regional Breakdown on 10/31/95

United States                                                 64.0%
Europe                                                        14.2%
Canada                                                         4.4%
Africa                                                         3.1%
South America                                                  3.0%
Australia                                                      2.9%
Asia                                                           1.8%
Cash & Equivalents                                             6.6%



GRAPHIC MATERIAL (10)

This chart shows in pie chart format the fund's securities breakdown by sector as a percentage of the fund's total net assets.

Franklin Natural Resources Fund
Portfolio Breakdown on 10/31/95

Energy                                                        37.2%
Gold & Precious Metals                                        14.5%
Chemicals                                                     12.1%
Steel                                                         10.2%
Service/Related Industries                                     8.1%
Base Metals                                                    6.5%
REITs                                                          3.8%
Paper & Forest Products                                        1.0%
Cash & Equivalents                                             6.6%

GRAPHIC MATERIAL (11)

This chart shows in pie chart format the fund's securities breakdown by Industry as a percentage of the fund's total net assets.

Industry Breakdown on 10/31/95

Capital Equipment & Technology                                         24.7%
Consumer Non-Durables                                                  17.9%
Financial                                                              17.5%
Utilities                                                              12.5%
Basic Materials & Processes                                             9.1%
Consumer Services                                                       8.9%
Energy & Resources                                                      3.7%
Consumer Durables                                                       3.2%
Transportation                                                          1.6%
Cash & Equivalents                                                      0.9%